                                           [CREDIT SUISSE ASSET MANAGEMENT LOGO]

            CREDIT SUISSE FUNDS

            Prospectus

            COMMON CLASS

            January 1, 2003

                    - CREDIT SUISSE
                      MUNICIPAL BOND FUND

          As with all mutual funds, the Securities and Exchange
          Commission has not approved these funds, nor has it passed upon the adequacy or accuracy of this PROSPECTUS. It is a criminal offense to state otherwise.

          Credit Suisse Funds are advised by Credit Suisse Asset
          Management, LLC.

                                    CONTENTS

KEY POINTS................................................................4
   Goal and Principal Strategies..........................................4
   A Word About Risk......................................................4
   Investor Profile.......................................................5

PERFORMANCE SUMMARY.......................................................6
   Year-by-Year Total Returns.............................................6
   Average Annual Total Returns...........................................7

INVESTOR EXPENSES.........................................................8
   Fees and Fund Expenses.................................................8
   Example................................................................9

THE FUND IN DETAIL.......................................................10
   The Management Firm...................................................10
   Fund Information Key..................................................11
   Goal and Strategies...................................................11
   Portfolio Investments.................................................12
   Risk Factors..........................................................12
   Portfolio Management..................................................13
   Financial Highlights..................................................13

MORE ABOUT RISK..........................................................14
   Introduction..........................................................14
   Types of Investment Risk..............................................14
   Certain Investment Practices..........................................16

MEET THE MANAGERS........................................................18

MORE ABOUT YOUR FUND.....................................................19
   Share Valuation.......................................................19
   Account Statements....................................................19
   Distributions.........................................................19
   Taxes.................................................................20

BUYING SHARES............................................................21

SELLING SHARES...........................................................24

SHAREHOLDER SERVICES.....................................................26

OTHER POLICIES...........................................................27

OTHER INFORMATION........................................................28
   About the Distributor.................................................28

FOR MORE INFORMATION.............................................back cover

THE FUND'S COMMON CLASS IS CLOSED TO NEW INVESTORS OTHER THAN THOSE DESCRIBED ON PAGE 21.

                                   KEY POINTS

                          GOAL AND PRINCIPAL STRATEGIES

------------------------------------------------------------------------------------------------
  GOAL                     PRINCIPAL STRATEGIES                         PRINICIPAL RISK FACTORS
------------------------------------------------------------------------------------------------
  High total return        - Invests at least 80% of its net assets,    - Credit risk
                             plus any borrowings for investment         - Interest-rate risk
                             purposes, in municipal securities          - Market risk
                           - Focuses on high-grade securities           - Non-diversified status
                             (average credit rating AA)                 - Sector concentration
------------------------------------------------------------------------------------------------

     A WORD ABOUT RISK

    All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

    Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

    Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CREDIT RISK

    The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

INTEREST-RATE RISK

    Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

MARKET RISK

    The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

    Bonds and other fixed-income securities generally involve less market risk than stocks. The risk of bonds can vary significantly depending upon factors such as issuer and maturity.

NON-DIVERSIFIED STATUS

    The fund is considered a non-diversified investment company under the Investment Company Act of 1940 and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

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SECTOR CONCENTRATION

    The fund may invest 25% or more of its net assets in the municipal securities of a single state or sector of the municipal bond market (i.e., municipal secutities the interest on which is paid from revenues of similar projects). If the fund does so, it would be subject to increased risk, because any factors affecting that state or sector, such as economic or fiscal problems, could affect a large portion of the fund's securities in a similar manner.

     INVESTOR PROFILE

    THIS FUND IS DESIGNED FOR INVESTORS WHO:

 -  are seeking investment income that is exempt from federal income tax

 -  want to diversify their portfolios with a fixed-income fund

 -  are willing to accept risk and volatility

    IT MAY NOT BE APPROPRIATE IF YOU:

 -  are investing for maximum return over a long time horizon

 -  require stability of your principal

    You should base your investment decision on your own goals, risk preferences and time horizon.

                               PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in the fund. The bar chart shows you how fund performance has varied from year to year for up to 10 years. The table compares the fund's performance (before and after taxes) over time to that of a broad based securities market index. As with all mutual funds, past performance (before and after taxes) is not a prediction of the future.

[CHART]

                           YEAR-BY-YEAR TOTAL RETURNS

--------------------------------------------------------------
  YEAR ENDED 12/31:                     1999     2000    2001
--------------------------------------------------------------
                                       -2.86%   12.09%   4.52%
--------------------------------------------------------------

  Best quarter: 4.98% (Q4 00)
  Worst quarter: -1.63% (Q3 99)
  Inception Date: 10/30/98
  Total return for the period 1/1/02 - 9/30/02:
  9.07% (not annualized)

                          AVERAGE ANNUAL TOTAL RETURNS

------------------------------------------------------------------------------------------------
                                ONE YEAR    THREE YEARS    FIVE YEARS      LIFE OF     INCEPTION
  PERIOD ENDED 12/31/01:          2001       1999-2001     1997-2001         FUND         DATE
------------------------------------------------------------------------------------------------
  RETURN BEFORE TAXES             4.52%        4.41%           N/A         4.47%       10/30/98
------------------------------------------------------------------------------------------------
  RETURN AFTER TAXES
    ON DISTRIBUTIONS              3.69%        3.94%           N/A         3.89%
------------------------------------------------------------------------------------------------
  RETURN AFTER TAXES
    ON DISTRIBUTIONS
    AND SALE OF FUND
    SHARES                        5.07%        4.19%           N/A         4.21%
------------------------------------------------------------------------------------------------
  LEHMAN BROTHERS
    MUNICIPAL BOND
    INDEX(1) (REFLECTS NO
    DEDUCTIONS FOR FEES,
    EXPENSES OR TAXES)            5.12%        4.75%           N/A         4.70%(2)
------------------------------------------------------------------------------------------------

(1) The Lehman Brothers Municipal Bond Index is an unmanaged index (with no defined investment objective) of municipal bonds and is calculated by Lehman Brothers Inc.

(2) For the period from October 31, 1998 to December 31, 2001.

                         UNDERSTANDING PERFORMANCE

    - TOTAL RETURN tells you how much an investment in the fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a CUMULATIVE RETURN or as an AVERAGE ANNUAL RATE OF RETURN.

    - A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The YEAR-BY-YEAR total returns in the bar chart are examples of one-year cumulative total returns.

    - An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smooths out the variations in year-by-year performance to tell you what CONSTANT annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, ASSUMING you held it for the entire period.

    - Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

    - AFTER-TAX RETURNS are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                INVESTOR EXPENSES

                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may pay as a shareholder. Annual fund operating expenses are for the fiscal year ended August 31, 2002.


  SHAREHOLDER FEES
   (paid directly from your investment)
---------------------------------------------------------------------------------------
  Sales charge (load) on purchases                                             NONE
---------------------------------------------------------------------------------------
  Deferred sales charge (load)                                                 NONE
---------------------------------------------------------------------------------------
  Sales charge (load) on reinvested distributions                              NONE
---------------------------------------------------------------------------------------
  Redemption fees                                                              NONE
---------------------------------------------------------------------------------------
  Exchange fees                                                                NONE
---------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
   (deducted from fund assets)
---------------------------------------------------------------------------------------
  Management fee                                                                .70%
---------------------------------------------------------------------------------------
  Distribution and service (12b-1) fee                                          .25%
---------------------------------------------------------------------------------------
  Other expenses                                                               1.42%
---------------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES*                                        2.37%
---------------------------------------------------------------------------------------

* Actual fees and expenses for the fiscal year ended August 31, 2002 are shown below. Fee waivers and expense reimbursements or credits reduced expenses for the fund during 2002 but may be discontinued at any time.

  EXPENSES AFTER
  WAIVERS AND
  REIMBURSEMENTS

  Management fee                                                                  .00%

  Distribution and service (12b-1) fee                                            .25%

  Other expenses                                                                  .70%
                                                                                  ----

  NET ANNUAL FUND OPERATING EXPENSES                                              .95%

                                     EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

-------------------------------------------------------------------------------------
                                    ONE YEAR    THREE YEARS    FIVE YEARS    10 YEARS
-------------------------------------------------------------------------------------
  COMMON CLASS (WITH OR
    WITHOUT REDEMPTION)               $240          $739         $1,265       $2,706
-------------------------------------------------------------------------------------

                               THE FUND IN DETAIL

     THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue

New York, NY 10017

 -  Investment adviser for the fund

 - Responsible for managing the fund's assets according to its goal and strategies

 - A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients

 - Credit Suisse Asset Management companies manage approximately $55.8 billion in the U.S. and $284.3 billion globally

 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

    For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this PROSPECTUS.

     FUND INFORMATION KEY

    A concise description of the fund follows. The description provides the following information:

GOAL AND STRATEGIES

    The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

    The principal types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS

    The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

    The individuals designated by the investment adviser to handle the fund's day-to-day management.

FINANCIAL HIGHLIGHTS

    A table showing the fund's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The fund may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

    The ANNUAL REPORT includes the auditor's report, along with the fund's financial statements. It is available free upon request.

     GOAL AND STRATEGIES

    The fund seeks high total return. To pursue this goal, under normal market conditions, it invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal securities--debt obligations issued by state and local governments within the U.S. Interest income paid by these municipal securities is typically exempt from regular federal income taxes.

    The fund seeks to maintain a weighted-average credit rating of its portfolio securities comparable to the AA rating of Standard & Poor's Ratings Services.

    Holdings may include both general obligation and revenue securities. General obligation securities are secured by the issuing government's full faith and credit, as well as its taxing power. Revenue securities are payable only from specific revenue sources related to the project being financed.

    The fund's 80% investment policy is fundamental and may not be changed without shareholder approval.

     PORTFOLIO INVESTMENTS

    The fund may invest:

 - 25% or more of its net assets in municipal securities the interest on which is paid solely from revenues of similar projects

 - 25% or more of its net assets in municipal securities issued by state and local governments in a single state (as of August 31, 2002, 35% of the fund's assets were invested in municipal securities of New York state and local governments)

 - up to 40% of assets in municipal securities issued to finance private activities (interest on these securities may be subject to federal alternative minimum taxes even though exempt from regular federal income taxes)

 - without limit in municipal securities rated below investment grade (junk bonds), including their unrated equivalents

    To a limited extent, the fund may also engage in other investment practices.

     RISK FACTORS

    This fund's principal risk factors are:

 -  credit risk

 -  interest-rate risk

 -  market risk

 -  non-diversified status

 -  sector concentration

    You should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the fund.

    The fund's ability to achieve its goal depends upon the ability of the issuers of municipal securities to repay their debt. If a portfolio security declines in credit quality it could hurt the fund's share price or if a portfolio security goes into default, it could hurt both the fund's yield and share price. This risk is greater with junk bonds than with investment grade bonds. The fact that the fund may focus on investments from a single state or sector of the municipal market increases this risk, because any factors affecting that state or sector, such as economic or fiscal problems, could affect a large portion of the fund's securities in a similar manner. For example, in the aftermath of the terrorist attack on September 11, 2001, issuers of municipal securities in New York State and New York City suffered financial difficulties, which could adversely affect the ability of those issuers to make prompt payments of principal and interest. The default or credit-rating downgrade of one of these issuers could affect the market values and marketability of all municipal securities, thereby hurting the fund's performance. Furthermore, if the fund has difficulty finding attractive municipal securities to purchase, the fund may purchase securities that pay interest not exempt from federal income tax.

    The fund's status as a non-diversified fund may compound the risks associated with investing in the fund. Compared to a diversified mutual fund, a non-diversified fund may invest a greater portion of its assets in the securities of fewer issuers. Because the fund is non-diversified, its share price and yield might fluctuate more than they would for a diversified fund.

    A portion of the fund's assets may generate income that could be taxable to you. "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

    Lori A. Cohane and Frank J. Biondo manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the Annual Report.

-------------------------------------------------------------------------------------------------------------------------------
  PERIOD ENDED:                                                    8/02             8/01             8/00            8/99(1)
-------------------------------------------------------------------------------------------------------------------------------
  PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period                            $15.30           $14.47           $14.29           $15.14
-------------------------------------------------------------------------------------------------------------------------------
  INVESTMENT OPERATIONS:
  Net investment income                                             0.55(2)          0.62             0.63             0.54
  Net gain (loss) on investments (both realized and unrealized)     0.24             0.83             0.25            (0.66)
-------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                0.79             1.45             0.88            (0.12)
-------------------------------------------------------------------------------------------------------------------------------
  LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income                             (0.59)           (0.62)           (0.68)           (0.52)
  Distributions from net realized gains                            (0.55)              --            (0.02)           (0.21)
-------------------------------------------------------------------------------------------------------------------------------
    Total dividends and distributions                              (1.14)           (0.62)           (0.70)           (0.73)
-------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                                  $14.95           $15.30           $14.47           $14.29
-------------------------------------------------------------------------------------------------------------------------------
  Total return(3)                                                   5.56%           10.24%            6.42%           (0.85)%
-------------------------------------------------------------------------------------------------------------------------------
  RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000s omitted)                        $9,821          $18,672             $524             $211
  Ratio of expenses to average net assets                           0.95%(4)         0.96%(4)         1.27%(4)         1.26%(5)
  Ratio of net investment income to average net assets              3.68%            4.06%            4.55%            4.44%(5)
  Decrease reflected in above operating expense ratios
    due to waivers/reimbursements                                   1.42%            1.10%            0.82%            0.45%(5)
  Portfolio turnover rate                                            .79%             139%               5%              26%
-------------------------------------------------------------------------------------------------------------------------------

(1) For the period October 30, 1998 (inception date) through August 31, 1999.

(2) Per share information is calculated using the average shares outstanding method.
(3) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.
(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the fund's expense ratio.
(5) Annualized.

                                 MORE ABOUT RISK

     INTRODUCTION

    The fund's goal and principal strategies largely determine its risk profile. You will find a concise description of the fund's risk profile in "Key Points." The discussion of the fund contains more detailed information. This section discusses other risks that may affect the fund.

    The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

     TYPES OF INVESTMENT RISK

    The following risks are referred to throughout this prospectus.

    CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

    EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.

     - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

     - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

    INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

    INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

    LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

    MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.

    Bonds and other fixed-income securities generally involve less market risk than stocks. However, the risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

    REGULATORY RISK Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or the fund's performance.

    VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a fund security.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

/X/   Permitted without limitation; does not indicate actual use

20(%) ITALIC TYPE (e.g., (20%)) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

20% Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use

/ /   Permitted, but not expected to be used to a significant extent

-     Not permitted

--------------------------------------------------------------------------------------------------------
  INVESTMENT PRACTICE                                                                           LIMIT
--------------------------------------------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet redemptions or for other
temporary or emergency purposes. SPECULATIVE EXPOSURE RISK.                                    33 1/3%
--------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES Debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of
municipal-securities holders. CREDIT, INTEREST-RATE, MARKET, REGULATORY RISKS.                  /X/
--------------------------------------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities rated below the fourth-highest grade (BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. Commonly referred to as junk
bonds. CREDIT, INFORMATION, INTEREST-RATE, LIQUIDITY, MARKET, VALUATION RISKS.                  /X/
--------------------------------------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Securities with restrictions on trading, or those not actively traded. May include private placements. LIQUIDITY, MARKET,
VALUATION RISKS.                                                                                15(%)
--------------------------------------------------------------------------------------------------------
SECTOR CONCENTRATION Investing 25% or more of the fund's net assets in a single state or sector of the municipal market. Any factors affecting that state or sector, such as economic or fiscal problems, could affect a large portion of the
fund's securities in a similar manner.                                                          /X/
--------------------------------------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; the fund receives cash, U.S. government securities or bank letters of credit as collateral.
CREDIT, LIQUIDITY, MARKET RISKS.                                                               33 1/3(%)
--------------------------------------------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small relative market capitalizations, including those with continuous operations of less than three
years. INFORMATION, LIQUIDITY, MARKET, VALUATION RISKS.                                          5(%)
--------------------------------------------------------------------------------------------------------

                                       16

--------------------------------------------------------------------------------------------------------
  INVESTMENT PRACTICE                                                                           LIMIT
--------------------------------------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of the fund's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the fund's principal investment strategies and might prevent
the fund from achieving its goal.                                                                 / /
--------------------------------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase or sale of securities for delivery at a future date; market value may change before delivery.
LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                                   25(%)
--------------------------------------------------------------------------------------------------------

                                MEET THE MANAGERS

The following individuals are responsible for the day-to-day portfolio management of the fund:

LORI A. COHANE, Managing Director, has been Co-Portfolio Manager of the fund since July 2002. Ms. Cohane joined CSAM in 2002 from Morgan Stanley Investment Group, where she ultimately served as Executive Director and head of fixed income portfolio management. Prior to joining Morgan Stanley in 1994, she was portfolio manager and senior credit analyst of municipal bond portfolios at Salomon Brothers Asset Management. She joined Salomon Brothers in 1986.
Ms. Cohane graduated magna cum laude from the State University of New York at Albany with a B.S. in finance.

FRANK J. BIONDO, CFA, Vice President, has been Co-Portfolio Manager of the fund since July 2002. Mr Biondo joined CSAM in 2002 from UBS Global Asset Management, where he was a Director, head trader for separately managed accounts and portfolio manager of closed-end municipal bond funds. Prior to joining UBS in 2001, Mr. Biondo was Vice President, trader and assistant portfolio manager for Morgan Stanley Investment Group, where, from 1996 to 2001, he assisted in the management of fixed income and money market portfolios. He managed money market funds and institutional cash accounts for Salomon Brothers Asset Management from 1993 to 1996. Mr. Biondo holds a B.S. in accounting and economics from New York University.

            Job titles indicate position with the investment adviser.

                              MORE ABOUT YOUR FUND

     SHARE VALUATION

    The price of your shares is also referred to as their net asset value (NAV).

    The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the Common Class's total assets, less its liabilities, by the number of Common Class shares outstanding.

    The fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, the fair value of the securities and other assets is determined in good faith by or under the direction of the Board of Directors. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless it is determined that using this method would not reflect an investment's fair value.

     ACCOUNT STATEMENTS

    In general, you will receive account statements as follows:

 - after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

 -  after any changes of name or address of the registered owner(s)

 -  otherwise, every calendar quarter

    You will receive annual and semiannual financial reports.

     DISTRIBUTIONS

    As a fund investor, you will receive distributions.

    The fund earns interest from its investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

    The fund declares and pays dividend distributions monthly. The fund typically distributes capital gains annually, usually in December. The fund may make additional distributions and dividends if necessary for the fund to avoid a federal tax.

    Distributions will be reinvested in additional Common Class shares unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.

    Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.CreditSuisseFunds.com or by calling 800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the fund.

     TAXES

    As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS

    As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, the fund pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.

    Any interest that the fund receives that is exempt from regular federal income taxes retains that status when it is distributed to you. The fund intends to pay distributions derived from qualifying municipal securities that are exempt from regular federal income taxes. Gain on the sale of tax-free securities results in taxable distributions. Distributions from the fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources are generally taxed as ordinary income. The fund will mostly make dividend distributions.

    If you buy shares shortly before or on the "record date"-the date that establishes you as the person to receive the upcoming distribution-you may receive a portion of the money you just invested in the form of a taxable distribution.

    The Form 1099-DIV that is mailed to you every January details your distributions and their federal tax category, including the portion taxable as long-term capital gains.

SPECIAL TAX MATTERS

    Some income from the fund that is exempt from federal tax may be subject to state and local income taxes. In addition, the fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. The interest earned by the fund from its investments in so-called "private activity bonds" is a tax-preference item for purposes of the federal alternative minimum tax.

TAXES ON TRANSACTIONS

    Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

                                  BUYING SHARES

     OPENING AN ACCOUNT

    Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

    If you need an application, call our Shareholder Service Center to receive one by mail or fax. Or you can download it from our Internet Web site: www.CreditSuisseFunds.com.

    You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV.

    The fund's Common Class shares are closed to new investors, other than (1) investors in employee retirement, stock, bonus, pension or profit sharing plans,
(2) investment advisory clients of CSAM, (3) certain registered investment advisers ("RIAs") and (4) certain broker-dealers and RIAs with clients participating in comprehensive fee programs. Any Common Class shareholder as of the close of business on December 12, 2001 can continue to buy Common Class shares of the fund and open new accounts under the same social security number.

    Prospective investors may be required to provide documentation to determine their eligibility to purchase Common Class shares.

     BUYING AND SELLING SHARES

    The fund is open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. Eastern Time), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV.

FINANCIAL-SERVICES FIRMS

    You can also buy and sell fund shares through a variety of financial-services firms such as banks, brokers and financial advisors. The fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the fund and will be priced at the next-computed NAV.

    Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the fund. Financial-services firms may impose their own requirements for minimum initial or subsequent investments or for minimum account balances required to keep your account open. Please read their program materials for any special provisions or additional service features that may apply to your investment.

    Some of the firms through which the fund is available include:

 -  Charles Schwab & Co., Inc. Mutual Fund OneSource(R) service

 -  Fidelity Brokerage Services, Inc. FundsNetwork(R) Program

 -  TD Waterhouse Mutual Fund Network

MINIMUM INITIAL INVESTMENT

    Regular account:              $2,500
    IRAs:                         $  500
    Transfers/Gifts to Minors:    $  500

    There is no minimum investment for employees and clients of CSAM and its affiliates or for retirement plan programs. The fund reserves the right to modify or waive minimum initial investment requirements.

     ADDING TO AN ACCOUNT

    You can add to your account in a variety of ways, as shown in the table. If you want to use Automated Clearing House (ACH) transfer, be sure to complete the "ACH on Demand" section of the Common Class account application.

     INVESTMENT CHECKS

    Checks should be made payable in U.S. dollars to Credit Suisse Funds. Unfortunately, we cannot accept "starter" checks that do not have your name pre-printed on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Credit Suisse Funds. These types of checks may be returned to you and your purchase order may not be processed.

                                  BUYING SHARES

------------------------------------------------------------------------------------------------------------------------------------
  OPENING AN ACCOUNT                                        ADDING TO AN ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
  BY CHECK
------------------------------------------------------------------------------------------------------------------------------------
  - Complete the NEW ACCOUNT APPLICATION.                   - Make your check payable to Credit Suisse Funds.

  - For IRAs use the UNIVERSAL IRA APPLICATION.             - Write the account number and the fund name on your check.

  - Make your check payable to Credit Suisse Funds.         - Mail to Credit Suisse Funds.

  - Write the fund name on the check.                       - Minimum amount is $100.

  - Mail to Credit Suisse Funds.
------------------------------------------------------------------------------------------------------------------------------------
  BY EXCHANGE
------------------------------------------------------------------------------------------------------------------------------------
  - Call our Shareholder Service Center to request an       - Call our Shareholder Service Center to request an exchange from
    exchange from another Credit Suisse Fund. Be sure         another Credit Suisse Fund.
    to read the current PROSPECTUS for the new fund.
    Also please observe the minimum initial investment.     - Minimum amount is $250.

  - If you do not have telephone privileges, mail or        - If you do not have telephone privileges, mail or fax a letter of
    fax a letter of instruction signed by all                 instruction signed by all shareholders.
    shareholders.
------------------------------------------------------------------------------------------------------------------------------------
  BY WIRE
------------------------------------------------------------------------------------------------------------------------------------
  - Complete and sign the NEW ACCOUNT APPLICATION.          - Call our shareholder service center by 4 p.m. ET to inform us of the incoming wire. please be sure to specify your name, the account
  - Call our Shareholder Service Center and fax the           number and the fund name on your wire advice.
    signed NEW ACCOUNT APPLICATION by 4 p.m. ET.
                                                            - Wire the money for receipt that day.
  - The Shareholder Service Center will telephone you
    with your account number. Please be sure to specify     - Minimum amount is $500.
    your name, the account number and the fund name on
    your wire advice.

  - Wire your initial investment for receipt that day.

  - Mail the original, signed application to Credit
    Suisse Funds.

  This method is not available for IRAs.
------------------------------------------------------------------------------------------------------------------------------------
  BY AUTOMATED CLEARING HOUSE (ACH) TRANSFER
------------------------------------------------------------------------------------------------------------------------------------
  - Cannot be used to open an account.                      - Call our shareholder service center to request an ACH transfer from your bank.

                                                            - Your purchase will be effective at the next NAV calculated after we receive your order in proper form.

                                                            - Minimum amount is $50.

                                                            - Requires ACH on demand privileges.
------------------------------------------------------------------------------------------------------------------------------------

                                 SELLING SHARES

------------------------------------------------------------------------------------------------------------------------------------
  SELLING SOME OR ALL OF YOUR SHARES                        CAN BE USED FOR
------------------------------------------------------------------------------------------------------------------------------------
  BY MAIL
------------------------------------------------------------------------------------------------------------------------------------
  Write us a letter of instruction that includes:           - Accounts of any type.

  - your name(s) and signature(s)                           - Sales of any amount.

  - the fund name and account number                        - For IRAs please use the IRA DISTRIBUTION REQUEST FORM.

  - the dollar amount you want to sell

  - how to send the proceeds

  Obtain a signature guarantee or other documentation, if required (see "Selling Shares in Writing").

  Mail the materials to Credit Suisse Funds.

  If only a letter of instruction is required, you can
  fax it to the Shareholder Service Center (unless a
  signature guarantee is required).
------------------------------------------------------------------------------------------------------------------------------------
  BY EXCHANGE
------------------------------------------------------------------------------------------------------------------------------------
  - Call our Shareholder Service Center to request an       - Accounts with telephone privileges.
    exchange into another Credit Suisse Fund. Be sure
    to read the current PROSPECTUS for the new fund.        If you do not have telephone privileges, mail or fax a letter of
    Also  please observe the minimum initial                instruction to exchange shares.
    investment.
------------------------------------------------------------------------------------------------------------------------------------
  BY PHONE
------------------------------------------------------------------------------------------------------------------------------------
  Call our Shareholder Service Center to request a          - Non-IRA accounts with telephone privileges.
  redemption. You can receive the proceeds as:

  - A check mailed to the address of record
    ($100 minimum)

  - An ACH transfer to your bank ($50 minimum)

  - A wire to your bank ($500 minimum)

  See "By Wire or ACH transfer" for details
------------------------------------------------------------------------------------------------------------------------------------
  BY WIRE OR ACH TRANSFER
------------------------------------------------------------------------------------------------------------------------------------
  - Complete the "Wire Instructions" or "ACH on Demand"     - Non-IRA accounts with wire-redemption or ACH on Demand privileges.
    section of your NEW ACCOUNT APPLICATION.
                                                            - Requests by phone or mail.
  - For federal-funds wires, proceeds will be wired on
    the next business day. For ACH transfers, proceeds
    will be delivered within two business days.
------------------------------------------------------------------------------------------------------------------------------------

                                 HOW TO REACH US

SHAREHOLDER SERVICE CENTER
Toll free: 800-927-2874
Fax: 888-606-8252

MAIL
Credit Suisse Funds

P.O. Box 55030
Boston, MA 02205-5030

OVERNIGHT/COURIER SERVICE
Boston Financial Data Services, Inc.
Attn: Credit Suisse Funds
66 Brooks Drive
Braintree, MA 02184

INTERNET WEB SITE
www.CreditSuisseFunds.com

                               WIRE INSTRUCTIONS

State Street Bank and Trust Company
ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.
[CREDIT SUISSE FUND NAME]
DDA# 9904-649-2
F/F/C: [ACCOUNT NUMBER AND ACCOUNT REGISTRATION]

     SELLING SHARES IN WRITING

    Some circumstances require a written sell order, along with a signature guarantee. These include:

 -  accounts whose address of record has been changed within the past 30 days

 -  redemptions in certain large accounts (other than by exchange)

 -  requests to send the proceeds to a different payee or address than on record

 - shares represented by certificates, which must be returned with your sell order

    A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.

     RECENTLY PURCHASED SHARES

    For fund shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the fund will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase. At any time during this period, you may exchange into another fund.

     LOW-BALANCE ACCOUNTS

    If your account balance falls below the minimum required to keep it open due to redemptions or exchanges, the fund may ask you to increase your balance. If it is still below the minimum after 60 days, the fund may close your account and mail you the proceeds.

MINIMUM TO KEEP AN ACCOUNT OPEN

    Regular account:              $2,000
    IRAs:                         $  250
    Transfers/Gifts to Minors:    $  250

    The fund reserves the right to modify or waive this requirement. If the fund increases the minimum amount required to keep an account open, it will give current shareholders 15 days' notice of any increase.

                                  800-927-2874
                         MONDAY-FRIDAY, 8 A.M.-6 P.M. ET

                              SHAREHOLDER SERVICES

     AUTOMATIC SERVICES

    Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling our Shareholder Service Center.

AUTOMATIC MONTHLY INVESTMENT PLAN

    For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

    For making automatic monthly, quarterly, semiannual or annual withdrawals of $250 or more.

DISTRIBUTION SWEEP

    For automatically reinvesting your dividend and capital-gain distributions into another identically registered Credit Suisse Fund. Not available for IRAs.

     STATEMENTS AND REPORTS

    The fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its prospectus annually. The fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the fund may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the fund. Please call 800-927-2874 if you would like to receive additional reports, prospectuses or proxy statements.

     RETIREMENT PLANS

    Credit Suisse offers a range of tax-advantaged retirement accounts, including:

 -  Traditional IRAs

 -  Roth IRAs

 -  Spousal IRAs

 -  Rollover IRAs

 -  SEP IRAs

    To transfer your IRA to Credit Suisse, use the IRA TRANSFER/DIRECT ROLLOVER FORM. If you are opening a new IRA, you will also need to complete the UNIVERSAL IRA APPLICATION. Please consult your tax professional concerning your IRA eligibility and tax situation.

     TRANSFERS/GIFTS TO MINORS

    Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act
(UGMA). Please consult your tax professional about these types of accounts.

     ACCOUNT CHANGES

    Call our Shareholder Service Center to update your account records whenever you change your address. The Shareholder Service Center can also help you change your account information or privileges.

                                 OTHER POLICIES

     TRANSACTION DETAILS

    You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

    Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if:

 -  your investment check or ACH transfer does not clear

 - you place a telephone order by 4 p.m. ET and we do not receive your wire that day

    If you wire money without first calling our Shareholder Service Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

    While we monitor telephone-servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

    Uncashed redemption or distribution checks do not earn interest.

     SPECIAL SITUATIONS

    The fund reserves the right to:

 - refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading. In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account including the trade, as well as the potential impact of any specific transaction on the fund and its shareholders

 - change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 -  charge a wire-redemption fee

 - make a "redemption in kind" - payment in portfolio securities rather than cash-for certain large redemption amounts that could hurt fund operations

 - suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                                  800-927-2874
                         MONDAY-FRIDAY, 8 A.M.-6 P.M. ET

                                OTHER INFORMATION

     ABOUT THE DISTRIBUTOR

    Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of CSAM, is responsible for:

  - making the fund available to you

  - account servicing and maintenance

  - other administrative services related to sale of the Common Class shares

    The fund has adopted a Rule 12b-1 shareholder-servicing and distribution plan to compensate CSAMSI for providing certain shareholder and other services related to the sale of the Common Class shares. Under the plan, the distributor is paid 0.25% of the average daily net assets of the fund's Common Class shares. Because the fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. CSAMSI, CSAM or their affiliates may make additional payments out of their own resources to firms offering Common Class shares for providing administration, subaccounting, transfer agency and/or other services. Under certain circumstances, the fund may reimburse a portion of these payments.

                       This page intentionally left blank

                       This page intentionally left blank

                              FOR MORE INFORMATION

    More information about this fund is available free upon request, including the following:

     ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

    Includes financial statements, portfolio investments and detailed performance information.

    The ANNUAL REPORT also contains a letter from the fund's managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

     OTHER INFORMATION

    A current STATEMENT OF ADDITIONAL INFORMATION (SAI), which provides more detail about the fund, is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

    You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

    Please contact Credit Suisse Funds to obtain, without charge, the SAI, ANNUAL AND SEMIANNUAL REPORTS and Portfolio holdings and other information, and to make shareholder inquiries:

BY TELEPHONE:
    800-927-2874

BY FACSIMILE:
    888-606-8252

BY MAIL:
    Credit Suisse Funds

    P.O. Box 55030
    Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
    Boston Financial Data Services, Inc.
    Attn: Credit Suisse Funds
    66 Brooks Drive
    Braintree, MA 02184

ON THE INTERNET:
    www.CreditSuisseFunds.com

SEC FILE NUMBER:
Credit Suisse Municipal
Bond Fund                                                              811-08923

P.O. BOX 55030, BOSTON, MA 02205-5030      [CREDIT SUISSE ASSET MANAGEMENT LOGO]
800-927-2874 - www.CreditSuisseFunds.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       WPMBD-1-0103

                                           [CREDIT SUISSE ASSET MANAGEMENT LOGO]

       CREDIT SUISSE FUNDS

       Prospectus

       CLASS A SHARES

       January 1, 2003

                 - CREDIT SUISSE
                   MUNICIPAL BOND FUND

     As with all mutual funds, the Securities and Exchange Commission has not approved this fund, nor has it passed upon the adequacy or accuracy of this PROSPECTUS. It is a criminal offense to state otherwise.

     Credit Suisse Funds are advised by Credit Suisse Asset
     Management, LLC.

                                    CONTENTS

KEY POINTS ................................................................. 4
   Goal and Principal Strategies ........................................... 4
   A Word About Risk ....................................................... 4
   Investor Profile ........................................................ 5

PERFORMANCE SUMMARY ........................................................ 6
   Year-by-Year Total Returns .............................................. 6
   Average Annual Total Returns ............................................ 7

INVESTOR EXPENSES .......................................................... 8
   Fees and Fund Expenses .................................................. 8
   Example ................................................................. 9

THE FUND IN DETAIL ........................................................ 10
   The Management Firm .................................................... 10
   Fund Information Key ................................................... 11
   Goal and Strategies .................................................... 12
   Portfolio Investments .................................................. 12
   Risk Factors ........................................................... 12
   Portfolio Management ................................................... 13
   Financial Highlights ................................................... 14

MORE ABOUT RISK ........................................................... 15
   Introduction ........................................................... 15
   Types of Investment Risk ............................................... 15
   Certain Investment Practices ........................................... 17

MEET THE MANAGERS ......................................................... 18

MORE ABOUT YOUR FUND ...................................................... 19
   Share Valuation ........................................................ 19
   Distributions .......................................................... 19
   Taxes .................................................................. 19
   Statements and Reports ................................................. 20

BUYING AND SELLING SHARES ................................................. 21

SHAREHOLDER SERVICES ...................................................... 22

OTHER POLICIES ............................................................ 23

OTHER SHAREHOLDER INFORMATION ............................................. 24

OTHER INFORMATION ......................................................... 27
   About the Distributor .................................................. 27

FOR MORE INFORMATION ...............................................back cover

                                   KEY POINTS

                         GOALS AND PRINCIPAL STRATEGIES

---------------------------------------------------------------------------------------------------
  GOAL                    PRINCIPAL STRATEGIES                          PRINCIPAL RISK FACTORS
---------------------------------------------------------------------------------------------------
  High total return         - Invests at least 80% of its net assets,     - Credit risk
                              plus any borrowings for investment          - Interest-rate risk
                              purposes, in municipal securities           - Market risk
                            - Focuses on high-grade securities            - Non-diversified status
                              (average credit rating AA)                  - Sector concentration
---------------------------------------------------------------------------------------------------

    A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

   Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CREDIT RISK

   The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

INTEREST-RATE RISK

   Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

MARKET RISK

   The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.

   Bonds and other fixed-income securities generally involve less market risk than stocks. The risk of bonds can vary significantly depending upon factors such as issuer and maturity.

NON-DIVERSIFIED STATUS

   The fund is considered a non-diversified investment company under the Investment Company Act of 1940 and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

SECTOR CONCENTRATION

    The fund may invest 25% or more of its net assets in the municipal securities of a single state or sector of the municipal bond market (i.e., municipal securities the interest on which is paid from revenues of similar projects). If the fund does so, it would be subject to increased risk, because any factors affecting that state or sector, such as economic or fiscal problems, could affect a large portion of the fund's securities in a similar manner.

    INVESTOR PROFILE

   THIS FUND IS DESIGNED FOR INVESTORS WHO:

 - are seeking investment income that is exempt from federal income tax

 - want to diversify their portfolios with a fixed-income fund

 - are willing to accept risk and volatility

   IT MAY NOT BE APPROPRIATE IF YOU:

 - are investing for maximum return over a long time horizon

 - require stability of your principal

   You should base your selection of the fund on your own goals, risk preferences and time horizon.

                               PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in the fund's Common Class shares. The bar chart shows you how fund performance related to the Common Class shares has varied from year to year for up to 10 years. The table compares the fund's performance (before and after taxes) over time to that of a broad based securities market index. As with all mutual funds, past performance (before and after taxes) is not a prediction of the future.

[CHART]

                           YEAR-BY-YEAR TOTAL RETURNS*

--------------------------------------------------------------------------------------------
   YEAR ENDED 12/31:                                                 1999    2000    2001
--------------------------------------------------------------------------------------------
                                                                   -2.86%  12.09%   4.52%
============================================================================================

   Best quarter: 4.98% (Q4 00)
   Worst quarter: -1.63% (Q3 99)
   Inception Date: 10/30/98
   Total return for the period 1/1/02 - 9/30/02:
   9.07%(not annualized)

* Performance for Class A shares is not provided because this class does not have a full calendar year of performance. Although Common Class shares are not offered in this Prospectus, they are invested in the same portfolio. Common Class shares' annual returns differ to the extent that the classes have different fees and expenses. The returns shown have not been restated to reflect these different fees and expenses or the imposition of the sales load applicable to the Class A shares. The performance of the fund's Institutional Class shares had previously been provided, but the Institutional Class was terminated on October 23, 2002.

                          AVERAGE ANNUAL TOTAL RETURNS(1)

------------------------------------------------------------------------------------------
                                            THREE        FIVE
                              ONE YEAR      YEARS        YEARS      LIFE OF    INCEPTION
  PERIOD ENDED 12/31/01:        2001      1999-2001    1997-2001     FUND        DATE
------------------------------------------------------------------------------------------
  RETURN BEFORE TAXES           4.52%       4.41%          N/A       4.47%     10/30/98
------------------------------------------------------------------------------------------
  RETURN AFTER TAXES ON
    DISTRIBUTIONS               3.69%       3.94%          N/A       3.89%
------------------------------------------------------------------------------------------
  RETURN AFTER TAXES ON
    DISTRIBUTIONS AND
    SALE OF FUND SHARES         5.07%       4.19%          N/A       4.21%
------------------------------------------------------------------------------------------
  LEHMAN BROTHERS
    MUNICIPAL BOND INDEX(2)
    (REFLECTS NO
    DEDUCTIONS FOR
    FEES, EXPENSES
    OR TAXES)                   5.12%       4.75%          N/A       4.70%(3)
------------------------------------------------------------------------------------------

(1) Performance for Class A shares is not provided because this class does not have a full calendar year of performance. Although Common Class shares are not offered in this PROSPECTUS, they are invested in the same portfolio. Common Class shares' annual returns differ to the extent that the classes have different fees and expenses. The returns shown have not been restated to reflect these different fees and expenses or the imposition of the sales load applicable to the Class A shares. The performance of the fund's Institutional Class shares had previously been provided, but the Institutional Class was terminated on October 23, 2002.

(2) The Lehman Brothers Municipal Bond Index is an unmanaged index (with no defined investment objective) of municipal bonds and is calculated by Lehman Brothers Inc.

(3) For the period from October 31, 1998 to December 31, 2001.

                            UNDERSTANDING PERFORMANCE

     - TOTAL RETURN tells you how much an investment in the fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a CUMULATIVE RETURN or as an AVERAGE ANNUAL RATE OF RETURN.

     - A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The YEAR-BY-YEAR TOTAL RETURNS in the bar chart are examples of one-year cumulative total returns.

     - An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smooths out the variations in year-by-year performance to tell you what CONSTANT annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, ASSUMING you held it for the entire period.

     - Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

     - AFTER-TAX RETURNS are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                INVESTOR EXPENSES

                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may pay as a shareholder. Annual fund operating expenses are for the fiscal year ended August 31, 2002.

  SHAREHOLDER FEES
   (paid directly from your investment)
-------------------------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on purchases (as a percentage of offering price)        3.00%(1)
-------------------------------------------------------------------------------------------------------
  Maximum deferred sales charge (load) (as a percentage of original purchase price or
   redemption proceeds, as applicable)                                                        NONE
-------------------------------------------------------------------------------------------------------
  Maximum sales charge (load) on reinvested distributions (as a percentage of
   offering price)                                                                            NONE
-------------------------------------------------------------------------------------------------------
  Redemption fees                                                                             NONE
-------------------------------------------------------------------------------------------------------
  Exchange fees                                                                               NONE
-------------------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
   (deducted from fund assets)
-------------------------------------------------------------------------------------------------------
  Management fee                                                                               .70%
-------------------------------------------------------------------------------------------------------
  Distribution and service (12b-1) fee                                                         .25%
-------------------------------------------------------------------------------------------------------
  Other expenses                                                                              3.74%
-------------------------------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES(2)                                                     4.69%
-------------------------------------------------------------------------------------------------------

(1) The maximum sales charge imposed is reduced for larger purchases. Purchases of $250,000 or more are not subject to an initial sales charge but may be subject to a 1% CDSC (Contingent Deferred Sales Charge) on redemptions made within 18 months of purchase. See "Other Shareholder Information."

(2) Actual fees and expenses for the fiscal year ended August 31, 2002 are shown below. Fee waivers and expense reimbursements or credits reduced some expenses for the fund during 2002 but may be discontinued at any time.

  EXPENSES AFTER
  WAIVERS AND
  REIMBURSEMENTS

  Management fee                                                                  .00%

  Distribution and service (12b-1) fee                                            .25%

  Other expenses                                                                  .70%
                                                                                  ----

  NET ANNUAL FUND OPERATING EXPENSES                                              .95%

                                     EXAMPLE

This example may help you compare the cost of investing in these funds with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, each fund returns 5% annually, expense ratios remain as listed in the first table above (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

--------------------------------------------------------------------------------------
                                         ONE YEAR  THREE YEARS  FIVE YEARS  10 YEARS
--------------------------------------------------------------------------------------
  CLASS A (WITH OR WITHOUT REDEMPTION)     $756      $1,671       $2,592     $4,920
--------------------------------------------------------------------------------------

                               THE FUND IN DETAIL

    THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 LEXINGTON AVENUE
NEW YORK, NY 10017

 - Investment adviser for the fund

 - Responsible for managing the fund's assets according to its goal and strategies

 - A member of Credit Suisse Asset Management, the institutional and mutual fund asset management of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and service to global corporate, institutional and government clients

 - Credit Suisse Asset Management companies manage approximately $55.8 billion in the U.S. and $284.3 billion globally

 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.

    FUND INFORMATION KEY

   A concise description of the fund begins on the next page. The description provides the following information:

GOAL AND STRATEGIES

   The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

   The principal types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS

   The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

   The individuals designated by the investment adviser to handle the fund's day-to-day management.

FINANCIAL HIGHLIGHTS

   A table showing the fund's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The fund may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

   The ANNUAL REPORT includes the auditor's report, along with the fund's financial statements. It is available free upon request.

    GOAL AND STRATEGIES

   The fund seeks high total return. To pursue this goal, under normal market conditions, it invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal securities-debt obligations issued by state and local governments within the U.S. Interest income paid by these municipal securities is typically exempt from regular federal income taxes.

   The fund seeks to maintain a weighted-average credit rating of its portfolio securities comparable to the AA rating of Standard & Poor's Ratings Services.

   Holdings may include both general obligation and revenue securities. General obligation securities are secured by the issuing government's full faith and credit, as well as its taxing power. Revenue securities are payable only from specific revenue sources related to the project being financed.

   The fund's 80% investment policy is fundamental and may not be changed without shareholder approval.

    PORTFOLIO INVESTMENTS

   The fund may invest:

 - 25% or more of its net assets in municipal securities the interest on which is paid solely from revenues of similar projects

 - 25% or more of its net assets in municipal securities issued by state and local governments in a single state (as of August 31, 2002, 35% of the fund's assets were invested in municipal securities of New York state and local governments)

 - up to 40% of assets in municipal securities issued to finance private activities (interest on these securities may be subject to federal alternative minimum taxes even though exempt from regular federal income taxes)

 - without limit in securities rated below investment grade (junk bonds), including their unrated equivalents

   To a limited extent, the fund may also engage in other investment practices.

    RISK FACTORS

   This fund's principal risk factors are:

 - credit risk

 - interest-rate risk

 - market risk

 - non-diversified status

 - sector concentration

   You should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the fund.

   The fund's ability to achieve its goal depends upon the ability of the issuers of municipal securities to repay their debt. If a portfolio security declines in credit quality it could hurt the fund's share price or if a portfolio security goes into default, it could hurt both the fund's yield and share price. This risk is greater with junk bonds than with investment grade bonds. The fact that the fund may focus on investments from a single state or sector of the municipal market increases this risk, because any factors affecting that state or sector, such as economic or fiscal problems, could affect a large portion of the fund's securities in a similar manner. For example, in the aftermath of the terrorist attack on September 11, 2001, issuers of municipal securities in New York State and New York City suffered financial difficulties, which could adversely affect the ability of those issuers to make prompt payments of principal and interest. The default or credit-rating downgrade of one of these issuers could affect the market values and marketability of all municipal securities, thereby hurting the fund's performance. Furthermore, if the fund has difficulty finding attractive municipal securities to purchase, the fund may purchase securities that pay interest not exempt from federal income tax.

   The fund's status as a non-diversified fund may compound the risks associated with investing in the fund. Compared to a diversified mutual fund, a non-diversified fund may invest a greater portion of its assets in the securities of fewer issuers. Because the fund is non-diversified, its share price and yield might fluctuate more than they would for a diversified fund.

   A portion of the fund's assets may generate income that could be taxable to you. "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

    PORTFOLIO MANAGEMENT

   Lori A. Cohane and Frank J. Biondo manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the Annual Report.

--------------------------------------------------------------------------------------------------------------
                                                                                         FOR THE YEAR ENDED
                                                                                          AUGUST 31, 2002(1)
--------------------------------------------------------------------------------------------------------------
  PER SHARE DATA
--------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period                                                        $15.12
==============================================================================================================
  INVESTMENT OPERATIONS
  Net investment income                                                                         0.42(2)
  Net realized gain on investments (both realized and unrealized)                               0.40
--------------------------------------------------------------------------------------------------------------
    Total from investment operations                                                            0.82
--------------------------------------------------------------------------------------------------------------
  LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                                                         (0.44)
  Distributions from net realized gains                                                        (0.55)
--------------------------------------------------------------------------------------------------------------
    Total dividends and distributions                                                          (0.99)
--------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                                                              $14.95
==============================================================================================================
  Total return(3)                                                                               5.82%
  RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000s omitted)                                                    $  343
  Ratio of expenses to average net assets(4),(5)                                                0.95%
  Ratio of net investment income to average net assets(5)                                       3.78%
  Decrease reflected in above operating expense ratios due to waivers/reimbursements(5)         3.74%
  Portfolio turnover rate                                                                         79%
--------------------------------------------------------------------------------------------------------------

(1) For the period November 30, 2001 (inception date) through August 31, 2002.

(2) Per share information is calculated using the average share outstanding method.

(3) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the fund's expense ratio.

(5) Annualized.

                                 MORE ABOUT RISK

    INTRODUCTION

   The fund's goal and principal strategies largely determine its risk profile. You will find a concise description of the fund's risk profile in "Key Points." The discussion of the fund contains more detailed information. This section discusses other risks that may affect the fund.

   The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

    TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this PROSPECTUS.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.

     - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

     - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

   LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

   MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.

   Bonds and other fixed-income securities generally involve less market risk than stocks. However, the risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

   REGULATORY RISK Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or the fund's performance.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a fund security.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

/X/   Permitted without limitation; does not indicate actual use

(20%) ITALIC TYPE (e.g., (20%)) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

20% Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use

/ /   Permitted, but not expected to be used to a significant extent

-     Not permitted

----------------------------------------------------------------------------------------------------------------------
  INVESTMENT PRACTICE                                                                                         LIMIT
----------------------------------------------------------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet redemptions or for other temporary or
emergency purposes. SPECULATIVE EXPOSURE RISK.                                                                 33 1/3%
----------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES Debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities.
Municipal securities may be affected by uncertainties regarding their tax status, legislative changes
or rights of municipal-securities holders. CREDIT, INTEREST-RATE, MARKET, REGULATORY RISKS.                       /X/
----------------------------------------------------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities rated below the fourth-highest grade (BBB/Baa) by
Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. Commonly
referred to as junk bonds. CREDIT, INFORMATION, INTEREST-RATE, LIQUIDITY, MARKET, VALUATION RISKS.                /X/
----------------------------------------------------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Securities with restrictions on trading, or those not actively
traded. May include private placements. LIQUIDITY, MARKET, VALUATION RISKS.                                       (15%)
----------------------------------------------------------------------------------------------------------------------
SECTOR CONCENTRATION Investing 25% or more of the fund's net assets in a single state or sector of the municipal market. Any factors affecting that state or sector, such as economic or fiscal problems, could
affect a large portion of the fund's securities in a similar manner.                                              /X/
----------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; the fund receives cash, U.S.
government securities or bank letters of credit as collateral. CREDIT, LIQUIDITY, MARKET RISKS.                33 1/3%
----------------------------------------------------------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small relative market capitalizations, including those
with continuous operations of less than three years. INFORMATION, LIQUIDITY, MARKET, VALUATION RISKS.              (5%)
----------------------------------------------------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of the fund's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the fund's principal investment strategies and might prevent the fund from achieving
its goal.                                                                                                         / /
----------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase or sale of securities for delivery at a future
date; market value may change before delivery. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                     (25%)
----------------------------------------------------------------------------------------------------------------------

                                MEET THE MANAGERS

The following individuals are responsible for the day-to-day portfolio management of the fund:

LORI A. COHANE, Managing Director, has been Co-Portfolio Manager of the fund since July 2002. Ms. Cohane joined CSAM in 2002 from Morgan Stanley Investment Group, where she ultimately served as Executive Director and head of fixed income portfolio management. Prior to joining Morgan Stanley in 1994, she was portfolio manager and senior credit analyst of municipal bond portfolios at Salomon Brothers Asset Management. She joined Salomon Brothers in 1986. Ms. Cohane graduated magna cum laude from the State University of New York at Albany with a B.S. in finance.

FRANK J. BIONDO, CFA, Vice President, has been Co-Portfolio Manager of the fund since July 2002. Mr. Biondo joined CSAM in 2002 from UBS Global Asset Management, where he was a Director, head trader for separately managed accounts and portfolio manager of closed-end municipal bond funds. Prior to joining UBS in 2001, Mr. Biondo was Vice President, trader and assistant portfolio manager for Morgan Stanley Investment Group, where, from 1996 to 2001, he assisted in the management of fixed income and money market portfolios. He managed money market funds and institutional cash accounts for Salomon Brothers Asset Management from 1993 to 1996. Mr. Biondo holds a B.S. in accounting and economics from New York University.

            Job titles indicate position with the investment adviser.

                              MORE ABOUT YOUR FUND

    SHARE VALUATION

   The net asset value (NAV) of each class of the fund is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the total assets of each class of the fund, less its liabilities, by the number of shares outstanding in each class.

   The fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, the fair value of the securities and other assets is determined in good faith by or under the direction of the Board of Directors. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless it is determined that using this method would not reflect an investment's fair value.

    DISTRIBUTIONS

   As a fund investor, you will receive distributions.

   The fund earns interest from its investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

   The fund declares and pays dividend distributions monthly. The fund typically distributes capital gains annually, usually in December. The fund may make additional distributions and dividends if necessary for the fund to avoid a federal tax.

   Estimated year-end distribution information, including record and payment dates, generally will be available late in the year from your broker-dealer, financial intermediary or financial institution (each a "financial representative") or by calling 800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the fund.

    TAXES

   As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS

   As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, the fund pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.

   Any interest that the fund receives that is exempt from regular federal income taxes retains that status when it is distributed to you. The fund intends to pay distributions derived from qualifying municipal securities that are exempt from regular federal income taxes. Gain on the sale of tax-free securities results in taxable distributions. Distributions from the fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from short-term capital gains are generally taxed as ordinary income. The fund will mostly make dividend distributions.

   If you buy shares shortly before or on the "record date"-the date that establishes you as the person to receive the upcoming distribution-you may receive a portion of the money you just invested in the form of a taxable distribution.

   The Form 1099-DIV that is mailed to you every January details your distributions and their federal tax category, including the portion taxable as long-term capital gains.

SPECIAL TAX MATTERS

   Some income from the fund that is exempt from regular federal taxes may be subject to state and local income taxes. In addition, the fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. The interest earned by the fund from its investments in so-called "private activity bonds" is a tax-preference item for purposes of the federal alternative minimum tax.

TAXES ON TRANSACTIONS

   Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

STATEMENTS AND REPORTS

   The fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its prospectus annually. The fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the fund may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the fund. If you would like to receive additional reports, prospectuses or proxy statements, please contact your financial representative or call 800-927-2874.

                            BUYING AND SELLING SHARES

    OPENING AN ACCOUNT

   You should contact your financial representative to open an account and make arrangements to buy shares. Your financial representative will be responsible for furnishing all necessary documents to us, and may charge you for his or her services. You should contact your financial representative for further information.

    BUYING AND SELLING SHARES

   The fund is open on those days when the NYSE is open, typically Monday through Friday. Your financial representative must receive your purchase order in proper form prior to the close of the NYSE (currently 4 p.m. ET) in order for it to be priced at that day's offering price. If the financial representative receives it after that time, it will be priced at the next business day's offering price. Investors may be charged a fee by a financial representative for transactions effected through it. "Proper form" means your financial representative has received a completed purchase application and payment for shares (as described in this PROSPECTUS).

   The minimum initial investment in the fund is $2,500, and the minimum for additional investments is $100. Your financial representative may have different minimum investment amount requirements. There are no minimum investment amount requirements for retirement plan programs, but the minimum investment amounts do apply to IRA accounts. The fund reserves the right to modify or waive the minimum investment amount requirements.

   You should contact your financial representative to redeem shares of the fund. Your redemption will be processed at the net asset value per share next computed after your request is received in proper form. The value of your shares may be more or less than your initial investment depending on the net asset value of your fund on the day you redeem.

   Your financial representative may impose a minimum account balance required to keep your account open. The fund reserves the right to impose a minimum account balance requirement. If it does so, it will give shareholders 15 days' notice of any increases in the amount necessary to keep your account open.

    EXCHANGING SHARES

   You should contact your financial representative to request an exchange into the same class of another Credit Suisse Fund or into a Credit Suisse money market fund. A sales charge differential may apply. Be sure to read the current Prospectus for the new fund.

   FOR MORE INFORMATION REGARDING BUYING, SELLING OR EXCHANGING SHARES, CONTACT YOUR FINANCIAL REPRESENTATIVE OR CALL THE TRANSFER AGENT AT 1-800-927-2874.

                              SHAREHOLDER SERVICES

    AUTOMATIC SERVICES

   Buying or selling shares automatically is easy with the services described below. You can set up or change most of these services by calling your financial representative.

AUTOMATIC MONTHLY INVESTMENT PLAN

   For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

   For making automatic monthly, quarterly, semi-annual or annual withdrawals of $250 or more.

    TRANSFERS/GIFTS TO MINORS

   Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA). Please consult your tax professional about these types of accounts.

                                 OTHER POLICIES

    TRANSACTION DETAILS

   You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

   Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or electronic transfer (ACH) does not clear. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

   Uncashed redemption or distribution checks do not earn interest.

    SPECIAL SITUATIONS

   The fund reserves the right to:

 - refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading. In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the fund and its shareholders

 - change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 - charge a wire-redemption fee


 - make a "redemption in kind"-payment in portfolio securities rather than cash-for certain large redemption amounts that could hurt fund operations

 - suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                          OTHER SHAREHOLDER INFORMATION

OFFERING PRICE:

   The offering price for Class A shares is the NAV plus the applicable sales charge (unless you are entitled to a waiver):

                              INITIAL SALES CHARGE

------------------------------------------------------------------------------------------
                                                                         COMMISSION TO
                                                                          FINANCIAL
                                            AS A % OF      AS A % OF    REPRESENTATIVE
                                              AMOUNT        OFFERING      AS A % OF
           AMOUNT PURCHASED                  INVESTED        PRICE      OFFERING PRICE
------------------------------------------------------------------------------------------
  Less than $50,000                            3.09%         3.00%           2.75%
------------------------------------------------------------------------------------------
  $50,000 to less than $100,000                2.04%         2.00%           1.75%
------------------------------------------------------------------------------------------
  $100,000 to less than $250,000               1.01%         1.00%           0.90%
------------------------------------------------------------------------------------------
  $250,000 or more                                0*            0            0.50%**
------------------------------------------------------------------------------------------

* On purchases of $250,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described under "Class A Limited CDSC" below).

** The distributor may pay a financial representative a fee as follows: up to .50% on purchases up to and including $3 million, up to .25% on the next $47 million and up to .125% on purchase amounts over $50 million.

   The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by an individual, his or her immediate family members and certain other related parties. For more information, contact your financial representative or consult the Statement of Additional Information.

   From time to time, the distributor may re-allow the full amount of the sales charge to financial representatives as a commission for sales of such shares. They also receive a service fee at an annual rate equal to .25% of the average daily net assets represented by the Class A shares they are servicing.

   THE INITIAL SALES CHARGE IS WAIVED FOR THE FOLLOWING SHAREHOLDERS OR
TRANSACTIONS:

(1) investment advisory clients of CSAM;

(2) an agent or broker of a dealer that has a sales agreement with the distributor, for his or her own account or an account of a relative of any such person, or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the fund);

(3) shares purchased by (a) registered investment advisers ("RIAs") on behalf of fee-based accounts or (b) broker-dealers that have sales agreements with the fund and for which shares have been purchased on behalf of wrap fee client accounts, and for which such RIAs or broker-dealers perform advisory, custodial, record keeping or other services;

(4) shares purchased for 401(k) Plans, 403(b) Plans, 457 Plans, employee benefit plans sponsored by an employer and pension plans;

(5) Class A shares acquired when dividends and distributions are reinvested in the fund; and

(6) shares purchased with redemption proceeds from a fund not managed by CSAM, if an initial sales charge was paid on the shares being redeemed and the purchase of fund shares takes place within 30 days after the redemption of the other fund.

   IF YOU WANT TO LEARN ABOUT ADDITIONAL WAIVERS OF CLASS A INITIAL SALES CHARGES, CONTACT YOUR FINANCIAL REPRESENTATIVE OR CONSULT THE STATEMENT OF ADDITIONAL INFORMATION.

   REDUCED INITIAL SALES CHARGES ARE AVAILABLE TO PARTICIPANTS IN THE FOLLOWING
PROGRAMS:

   LETTER OF INTENT. By initially investing at least $1,000 and submitting a Letter of Intent to the fund's distributor or transfer agent, you may purchase Class A shares of the fund over a 13-month period at the reduced sales charge, which applies to the aggregate amount of the intended purchases stated in the Letter. The Letter applies only to purchases made up to 90 days before the date of the Letter. The 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be included.

   RIGHT OF ACCUMULATION. For investors who already have an account with any Credit Suisse Fund, reduced sales charges based upon the above sales charge schedules are applicable to purchases of fund shares. The sales charge on each purchase is determined by adding the current net asset value of all the classes of shares the investor currently holds to the amount being invested. The Right of Accumulation is illustrated by the following example: If an investor holds shares in any Credit Suisse Fund currently valued in the amount of $50,000, a current purchase of $50,000 will qualify for a reduced sales charge (i.e., the sales charge on a $100,000 purchase).

   The reduced sales charge is applicable only to current purchases. The transfer agent must be notified at the time of subsequent purchases that the account is eligible for the Right of Accumulation.

   CONCURRENT PURCHASES. To qualify for a reduced sales charge, you may combine concurrent purchases of any class of shares purchased in any Credit Suisse Fund. For example, if the investor concurrently invests $25,000 in one fund and $25,000 in another, the sales charge would be reduced to reflect a $50,000 purchase. In order to exercise the Concurrent Purchases privilege, the transfer agent must be notified prior to your purchase.

   FOR PURPOSE OF THE LETTER OF INTENT, RIGHT OF ACCUMULATION AND CONCURRENT PURCHASES, YOUR PURCHASES WILL BE COMBINED WITH PURCHASES OF YOUR IMMEDIATE FAMILY MEMBERS.

   REINSTATEMENT PRIVILEGE. The Reinstatement Privilege permits shareholders to reinvest the proceeds of a redemption of the fund's Class A shares within 30 days from the date of redemption without an initial sales charge. The transfer agent must be notified prior to your purchase in order to exercise the Reinstatement Privilege. In addition, a Limited CDSC paid to the distributor will be eligible for reimbursement at the fund's current net asset value if a shareholder reinstates his fund account holdings within 30 days from the date of redemption.

   CLASS A LIMITED CDSC. A Limited Contingent Deferred Sales Charge ("Limited CDSC") will be imposed by the fund upon redemptions of Class A shares made within 18 months of purchase, if such purchases were made at net asset value on a purchase of $250,000 or more and the distributor paid any commission to the financial representative. The Limited CDSC also applies to redemptions of shares of other funds into which such Class A shares are exchanged. Any Limited CDSC charged on a redemption of exchanged-for fund shares is computed in the manner set forth in the exchanged-for fund's prospectus. In addition, the holding period to avoid the imposition of the Limited CDSC for certain Credit Suisse Funds may be 12 months rather than 18 months. You will not have to pay a Limited CDSC when you redeem fund shares that you purchased in exchange for shares of another fund, if you paid a sales charge when you purchased that other fund's shares.

   The Limited CDSC will be paid to the distributor and will be equal to the lesser of 1% of:

 - the net asset value at the time of purchase of the Class A shares being redeemed; or

 - the net asset value of such Class A shares at the time of redemption.

   For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at the time of purchase of such Class A shares even if those shares are later exchanged. In the event of an exchange of such Class A shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares into which the Class A shares have been exchanged. The Limited CDSC on Class A shares will be waived on redemptions made pursuant to the fund's automatic withdrawal plan pursuant to which up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestments) may be withdrawn, provided that no more than 12% of the total market value of an account may be withdrawn over any 12 month period. Shareholders who elect automatic withdrawals on a semi-annual or annual basis are not eligible for the waiver.

                                OTHER INFORMATION

    ABOUT THE DISTRIBUTOR

   Credit Suisse Asset Management Securities, Inc., an affiliate of CSAM, is responsible for making the fund available to you.

   The fund has adopted a 12b-1 Plan for Class A shares pursuant to the rules under the Investment Company Act of 1940. This plan allows the fund to pay distribution and service fees for the sale and servicing of Class A shares. Under the plan, the distributor is paid 0.25% of the average daily net assets of the fund's Class A shares. Since these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment. These fees may cost you more than paying other types of sales charges.

   Distribution and service fees on Class A shares are used to pay the distributor to promote the sale of shares and the servicing of accounts of the fund. The distributor also receives sales charges as compensation for its expenses in selling shares, including the payment of compensation to financial representatives.

   The expenses incurred by the distributor under the 12b-1 Plan for Class A shares include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating the distributor's employees or employees of the distributor's affiliates for their distribution assistance.

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                                       28

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                                       29

                       This page intentionally left blank

                              FOR MORE INFORMATION

   More information about this fund is available free upon request, including the following:

    ANNUAL/SEMIANNUAL REPORTS
    TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The ANNUAL REPORT also contains a letter from the fund's managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

    OTHER INFORMATION

   A current STATEMENT OF ADDITIONAL INFORMATION (SAI), which provides more detail about the fund, is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

   Please contact Credit Suisse Funds to obtain, without charge, the SAI, ANNUAL and SEMIANNUAL REPORTS and Portfolio holdings and other information, and to make shareholder inquiries:

BY TELEPHONE:
   800-927-2874

BY FACSIMILE:

   888-606-8252

BY MAIL:
   Credit Suisse Funds

   P.O. Box 55030
   Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Funds
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:
   www.CreditSuisseFunds.com

SEC FILE NUMBER:
Credit Suisse
Municipal Bond Fund         811-08923

P.O. Box 55030, Boston, MA 02205-5030
800-927-2874 - www.CreditSuisseFunds.com   [CREDIT SUISSE ASSET MANAGEMENT LOGO]

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR        CSMBA-1-0103

                       STATEMENT OF ADDITIONAL INFORMATION


                                 January 1, 2003


                              Common Shares of the

                      CREDIT SUISSE GLOBAL TECHNOLOGY FUND
                        CREDIT SUISSE MUNICIPAL BOND FUND
                        CREDIT SUISSE SELECT EQUITY FUND

                              Class A Shares of the

                      CREDIT SUISSE GLOBAL TECHNOLOGY FUND
                        CREDIT SUISSE MUNICIPAL BOND FUND

                        CREDIT SUISSE SELECT EQUITY FUND

                        Class B and Class C Shares of the


                        CREDIT SUISSE SELECT EQUITY FUND


          This combined STATEMENT OF ADDITIONAL INFORMATION provides information about Credit Suisse Global Technology Fund ("Global Technology Fund"), Credit Suisse Municipal Bond Fund ("Municipal Bond Fund") and Credit Suisse Select Equity Fund ("Select Equity Fund") (each a "Fund" and collectively, the "Funds") that supplements information contained in the PROSPECTUSES for the Common Shares of each Fund, each dated January 1, 2003, the PROSPECTUSES for the Class A shares of the Municipal Bond Fund and the Global Technology Fund, each dated January 1, 2003, and the PROSPECTUS for the Class A, Class B and Class C shares of the Select Equity Fund, dated January 1, 2003, each as amended or supplemented from time to time (together the "PROSPECTUSES"), and is incorporated by reference in its entirety into those PROSPECTUSES.

          Each Fund's audited ANNUAL REPORT(S), for the classes of shares it makes available, which either accompanies this STATEMENT OF ADDITIONAL INFORMATION or has previously been provided to the investor to whom this STATEMENT OF ADDITIONAL INFORMATION is being sent, is incorporated herein by reference.

          This STATEMENT OF ADDITIONAL INFORMATION is not itself a prospectus. Copies of the PROSPECTUSES, ANNUAL REPORTS and information regarding each Fund's current performance may be obtained by writing or telephoning:


                   CLASS A, CLASS B, CLASS C AND COMMON SHARES
                               Credit Suisse Funds
                                  P.O. Box 9030
                        Boston, Massachusetts 02205-9030
                                  800-927-2874

                                    CONTENTS


INVESTMENT OBJECTIVES AND POLICIES                                                                       1
     Common Investment Policies - Global Technology Fund and Select Equity Fund                          1
         Non-Diversified Status                                                                          1
         Temporary Investments                                                                           2
         Repurchase Agreements                                                                           2
         Reverse Repurchase Agreements and Dollar Rolls                                                  2
         Illiquid Securities                                                                             3
                    RULE 144A SECURITIES                                                                 4
         Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers                        4
         Lending of Portfolio Securities                                                                 5
         Borrowing                                                                                       5
         Securities of Other Investment Companies                                                        6
         When-Issued Securities, Delayed Delivery Transactions and Forward Commitments                   6
         Stand-By Commitment Agreements                                                                  7
         Options Generally                                                                               7
                    SECURITIES OPTIONS                                                                   7
                    SECURITIES INDEX OPTIONS                                                            10
         U.S. Government Securities                                                                     11
         Foreign Investments                                                                            11
                    FOREIGN DEBT SECURITIES                                                             12
                    FOREIGN CURRENCY EXCHANGE                                                           12
                    EURO CONVERSION                                                                     13
                    INFORMATION                                                                         13
                    POLITICAL INSTABILITY                                                               13
                    FOREIGN MARKETS                                                                     13
                    INCREASED EXPENSES                                                                  13
                    DEPOSITORY RECEIPTS                                                                 14
                    BRADY BONDS                                                                         14
                    EMERGING MARKETS                                                                    14
                    SOVEREIGN DEBT                                                                      15
         Convertible Securities                                                                         16
         Debt Securities                                                                                16
                    MORTGAGE-BACKED SECURITIES                                                          18
                    ASSET-BACKED SECURITIES                                                             19
                    LOAN PARTICIPATIONS AND ASSIGNMENTS                                                 20
                    STRUCTURED NOTES, BONDS OR DEBENTURES                                               20
                    COLLATERALIZED MORTGAGE OBLIGATIONS                                                 21
                    ZERO COUPON SECURITIES                                                              22
         Futures Activities                                                                             22
                    FUTURES CONTRACTS                                                                   23
                    OPTIONS ON FUTURES CONTRACTS                                                        24
         Currency Exchange Transactions                                                                 24
                    FORWARD CURRENCY CONTRACTS                                                          24

                                        i

                    CURRENCY OPTIONS                                                                    25
                    CURRENCY HEDGING                                                                    25
         Hedging Generally                                                                              26
                    ASSET COVERAGE FOR FORWARD CONTRACTS, OPTIONS, FUTURES AND OPTIONS ON FUTURES       27
         Short Sales (excluding Short Sales "Against the Box")                                          28
         Short Sales "Against the Box"                                                                  28
         Section 4(2) Paper                                                                             29
         Rights Offerings and Purchase Warrants                                                         29
     Supplemental Investment Policies -- Global Technology Fund                                         29
     Investment Policies -- Municipal Bond Fund                                                         30
         Municipal Obligations                                                                          30
         Alternative Minimum Tax Bonds                                                                  32
         Taxable Investments                                                                            32
         Letters of Credit                                                                              33
         High Yield Bonds                                                                               33
         Illiquid Securities and Restricted Securities                                                  34
         Municipal Lease Obligations and Participation Interests                                        35
         Stand-by Commitments                                                                           36
         Inverse Floaters                                                                               37
         Tax-Exempt Custodial Receipts                                                                  37
         When-Issued Securities                                                                         37
INVESTMENT RESTRICTIONS                                                                                 39
PORTFOLIO VALUATION                                                                                     40
PORTFOLIO TRANSACTIONS                                                                                  42
PORTFOLIO TURNOVER                                                                                      45
MANAGEMENT OF THE FUNDS                                                                                 45
     Officers and Board of Directors                                                                    45
     Ownership in Securities of the Fund and Fund Complex                                               52
     Committees and Meetings of Directors                                                               53
     Directors' Total Compensation for Fiscal Year Ended August 31, 2002                                54
     Investment Advisory Agreements                                                                     55
     Global Technology Fund--Sub-Advisory Agreements                                                    57
     Board Approval of Advisory Agreements                                                              59
     Administration Agreements                                                                          61
         Code of Ethics                                                                                 63
         Custodian and Transfer Agent                                                                   64
         Organization of the Funds                                                                      64
         Distribution and Shareholder Servicing                                                         66
                    DISTRIBUTOR                                                                         66
                    COMMON SHARES                                                                       66
                    CLASS A, CLASS B AND CLASS C SHARES                                                 67
                    GENERAL                                                                             69
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                                                          69
         Common Class Shares                                                                            70
         Class A Shares, Class B Shares and Class C Shares                                              70

                                       ii

         Special Promotion for Class A Shares of Municipal Bond Fund                                    71
                    INITIAL SALES CHARGES WAIVERS                                                       73
         Redemptions                                                                                    74
         Automatic Cash Withdrawal Plan                                                                 74
                    Special Provisions Applicable to Select Equity Fund Class B and Class C Shares      74
                    CONTINGENT DEFERRED SALES CHARGE - GENERAL                                          75
         Redemption Fee on Global Technology Fund Common Class Shares                                   75
EXCHANGE PRIVILEGE                                                                                      76
ADDITIONAL INFORMATION CONCERNING TAXES                                                                 77
         The Funds and Their Investments                                                                77
         Special Tax Considerations                                                                     81
                    STRADDLES                                                                           81
                    OPTIONS AND SECTION 1256 CONTRACTS                                                  81
                    FOREIGN CURRENCY TRANSACTIONS                                                       82
                    PASSIVE FOREIGN INVESTMENT COMPANIES                                                82
                    ASSET DIVERSIFICATION REQUIREMENT                                                   83
                    FOREIGN TAXES                                                                       83
                    FUND TAXES ON SWAPS                                                                 83
                    DIVIDENDS AND DISTRIBUTIONS                                                         84
                    SALES OF SHARES                                                                     84
                    BACKUP WITHHOLDING                                                                  85
                    NOTICES                                                                             85
                    OTHER TAXATION                                                                      85
DETERMINATION OF PERFORMANCE                                                                            85
         Average Annual Total Returns                                                                   85
         Yield                                                                                          87
         Tax-Equivalent Yield - Municipal Bond Fund                                                     89
         Please note:                                                                                   90
         After-Tax Return                                                                               90
INDEPENDENT ACCOUNTANTS AND COUNSEL                                                                     92
MISCELLANEOUS                                                                                           93
FINANCIAL STATEMENTS                                                                                    95


APPENDIX A----DESCRIPTION OF RATINGS    A-1

                       INVESTMENT OBJECTIVES AND POLICIES

          The following policies supplement the descriptions of each Fund's investment objectives and policies in the PROSPECTUSES. There are no assurances that the Funds will achieve their investment objectives.


          The investment objective of the Global Technology Fund and Select Equity Fund is to provide long-term appreciation of capital.


          The investment objective of the Municipal Bond Fund is to provide high total return.


          The Global Technology Fund under normal market conditions invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of technology companies from at least three countries, including the U.S.

          The Select Equity Fund under normal market conditions invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. equity securities.

          The Municipal Bond Fund under normal market conditions invests at least 80% of its net assets in municipal securities.

          The policies regarding investment of at least 80% of a Fund's net assets are non-fundamental for the Global Technology and Select Equity Funds, which means that they can be changed by the relevant Fund's Board of Directors upon at least 60 days' notice to shareholders. The 80% policy for the Municipal Bond Fund is fundamental, which means that it cannot be changed without shareholder approval.

COMMON INVESTMENT POLICIES - GLOBAL TECHNOLOGY FUND AND SELECT EQUITY FUND

          Set forth below is additional information on the investment policies and strategies of the Global Technology and Select Equity Funds. Additional information on the investment policies and strategies of the Municipal Bond Fund follows this section. Unless otherwise indicated, the Global Technology and Select Equity Funds are permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below. The Funds do not represent that these techniques are available now or will be available in the future. Reference to a "Fund" in this section of the STATEMENT OF ADDITIONAL INFORMATION means the Global Technology Fund and Select Equity Fund.






          NON-DIVERSIFIED STATUS. Each Fund is classified as non-diversified within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), which means that each Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. As a non-diversified fund, each Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. The investments of these Funds will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). See "Additional Information

Concerning Taxes." To qualify, a Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the Fund's taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer or of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, and (ii) at least 50% of the market value of its total assets is represented by the securities of issuers each of whose securities do not represent more than 5% of the market value of all of the Fund's assets and do not constitute more than 10% of the outstanding voting securities of such issuer.

          TEMPORARY INVESTMENTS. To the extent permitted by its investment objectives and policies, each Fund may hold cash or cash equivalents pending investment or to meet redemption requests. In addition, for defensive purposes due to abnormal market conditions or economic situations as determined by Credit Suisse Asset Management, LLC ("CSAM"), each Fund's adviser, or, for Global Technology Fund, its sub-advisers (each, an "Adviser"), each Fund may reduce its holdings in other securities and invest up to 100% of its assets in cash or certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) interest-bearing instruments or deposits of the United States and foreign issuers. The short-term and medium-term debt securities in which a Fund may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.


          REPURCHASE AGREEMENTS. The Funds may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert this right. The Adviser monitors the creditworthiness of those bank and non-bank dealers with which each Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.


          REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Each Fund may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser) and "dollar rolls." Each Fund will not invest more than 5% of its net assets in reverse repurchase agreements or dollar rolls.

          Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to such Fund's agreement to repurchase them at a mutually agreed-upon date, price and rate of interest. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and a Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

          Each Fund also may enter into "dollar rolls," in which it sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund would forgo principal and interest paid on such securities. A Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time a Fund enters into a dollar roll transaction, it will segregate with an approved custodian, cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that their value is maintained. Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.

          ILLIQUID SECURITIES. Each Fund is authorized to invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, certain Rule 144A Securities (as defined below), and time deposits maturing in more than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


          Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


          In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

          RULE 144A SECURITIES. Rule 144A under the Securities Act adopted by the Securities and Exchange Commission ("SEC") allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by NASD Inc.

          An investment in Rule 144A Securities will be considered illiquid and therefore subject to each Fund's limit on the purchase of illiquid securities unless that Fund's Board of Directors (the "Board") or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board or its delegates may consider, INTER ALIA, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).





          EMERGING GROWTH AND SMALLER CAPITALIZATION COMPANIES; UNSEASONED ISSUERS. Each Fund will not invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable, if the aggregate investment in such securities would exceed 5% of such Fund's net assets. The term "unseasoned" refers to issuers which, together with their predecessors, have been in operation for less than three years.

          Such investments involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of these companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile.


          Although investing in securities of unseasoned issuers offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in a Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in better-known, larger companies.

          LENDING OF PORTFOLIO SECURITIES. Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33-1/3% of the Funds' total assets (including the loan collateral). The Funds will not lend portfolio securities to the Adviser or its affiliates unless it has received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash or liquid securities, which are maintained at all times in an amount equal to at least 102% (105% in the case of foreign securities) of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds. From time to time, the Funds may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Funds and that is acting as a "finder."

          By lending its securities, each Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned:
(i) the Fund must receive at least 102% (105% in the case of foreign securities) cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan.


          BORROWING. Each Fund may borrow up to 33-1/3% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Additional investments (including roll-overs) will not be made when borrowings exceed 5% of a Fund's total assets. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Each Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.


          SECURITIES OF OTHER INVESTMENT COMPANIES. Each Fund may invest in securities issued by other investment companies to the extent permitted by the 1940 Act. Under the 1940 Act, each Fund may hold securities of another investment company in amounts which (a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of the Fund's total assets and (c) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets. As a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

          WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. Each Fund may purchase securities on a when-issued basis or on a forward commitment basis, and it may purchase or sell securities for delayed delivery (I.E., payment or delivery occur beyond the normal settlement date at a stated price and yield). Select Equity Fund may invest up to 25% of its net assets in when-issued securities and Global Technology may invest in these securities to a more limited extent. Each Fund engages in when-issued purchases and forward commitments in furtherance of its investment objectives.

          In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30 to 45 days after the transaction. The Funds will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction before the settlement date if the Adviser deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers. Each Fund will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery.

          When a Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Funds' incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          STAND-BY COMMITMENT AGREEMENTS. Each Fund may from time to time enter into stand-by commitment agreements. Each Fund will not invest more than 5% of net assets in stand-by commitment agreements.

          Such agreements commit a Fund, for a stated period of time, to purchase a stated amount of securities which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement, a Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to a Fund. Each Fund will not enter into a stand-by commitment with a remaining term in excess of 45 days and it will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 10% of its assets taken at the time of acquisition of such commitment or security.

          Each Fund will at all times maintain a segregated account with its custodian consisting of cash or liquid securities in an aggregate amount equal to the purchase price of the securities underlying the commitment. The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which assets fall below the amount of the purchase price. A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

          There can be no assurance that the securities subject to a stand-by commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Because the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

          The purchase of a security subject to a stand-by commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the stand-by commitment.

          OPTIONS GENERALLY. The Funds may purchase and write (sell) securities, securities indices and currencies for both hedging purposes and to increase total return, which may involve speculation.

          SECURITIES OPTIONS. Each Fund may write covered put and call options on stock and debt securities and each Fund may purchase such options that are traded on foreign and U.S. exchanges, as well as over-the-counter ("OTC") options. A Fund realizes fees (referred to as

"premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.


          The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.

          The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund, as the writer of a covered call option, forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). A Fund that writes call options retains the risk of an increase in the price of the underlying security. The size of the premiums that the Funds may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

          If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

          In the case of options written by a Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, a Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

          Additional risks exist with respect to certain of the securities for which a Fund may write covered call options. For example, if the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.


          Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the- money" and "out-of-the-money," respectively. Each Fund that can write put and call options on securities may write (i) in-the-money call options when the Adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when the Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, each Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation ("Clearing Corporation") and of the securities exchange on which the option is written.


          Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by a Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which a Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. A Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of a Fund under an option it has written would be terminated by a closing purchase transaction (the Fund would not be deemed to own an option as a result of the transaction). So long as the obligation of a Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.


          There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options, no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Fund's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund. The Funds, however, intend to purchase OTC options only from dealers whose debt securities, as determined by the Adviser, are considered to be investment grade. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.


          Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Funds and other clients of the Adviser and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Funds will be able to purchase on a particular security.

          SECURITIES INDEX OPTIONS. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

          Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.




          U.S. GOVERNMENT SECURITIES. The obligations issued or guaranteed by the U.S. government in which a Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).


          Other U.S. government securities the Funds may invest in include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

          FOREIGN INVESTMENTS. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. In addition, foreign investments by the Funds are subject to the risk that natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money. Natural disaster risks are, of course, not limited to foreign investments and may apply to a Fund's domestic investments as well. The Funds may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

          Global Technology Fund, under normal market conditions, invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of technology companies from at least three countries, including the U.S. Select Equity Fund may invest up to

20% of its net assets in foreign securities. For purposes of the investment policies, foreign investments include investments in companies located or conducting a majority of their business outside of the U.S., companies which have issued securities traded principally outside of the U.S., or non-U.S. governments, governmental entities or political subdivisions.


          FOREIGN DEBT SECURITIES. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed-income securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.


          The foreign government securities in which the Funds may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated, or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank.

          Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the euro, the single currency for eleven Economic and Monetary Union member states. The euro represents specified amounts of the currencies of certain member states of the Economic and Monetary Union and was introduced on January 1, 1999.

          FOREIGN CURRENCY EXCHANGE. Since the Funds may invest in securities denominated in currencies of non-U.S. countries, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Funds may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of a foreign currency against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.

          EURO CONVERSION. The introduction of the euro presented unique risks and uncertainties for investors in those countries, including the fluctuation of the euro relative to non-euro currencies and whether the interest rate, tax and labor regimes of the European countries participating in the euro will converge over time. Further, the conversion of the currencies of other Economic Monetary Union countries, such as the United Kingdom, and the admission of other countries, including Central and Eastern European countries, to the Economic Monetary Union could adversely affect the euro. These or other factors may cause market disruptions and could adversely affect the value of foreign securities and currencies held by the Funds.

          INFORMATION. The majority of the foreign securities held by the Funds will not be registered with, nor will the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about these securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.


          POLITICAL INSTABILITY. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

          FOREIGN MARKETS. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold which may result in increased exposure to market and foreign exchange fluctuations and increased illiquidity.


          INCREASED EXPENSES. The operating expenses of the Funds can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the expenses of the Funds, such as cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs, as well as the rate of Global Technology Fund's investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies not investing in foreign securities. In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

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          DEPOSITORY RECEIPTS. The assets of each Fund may be invested in the securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe, and IDRs, which are sometimes referred to as Global Depository Receipts ("GDRs"), are issued outside the United States. EDRs (CDRs) and IDRs (GDRs) are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs (CDRs) and IDRs (GDRs) in bearer form are designed for use in European and non-U.S. securities markets, respectively. For purposes of the Funds' investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.

          ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.


          BRADY BONDS. Each Fund may invest in so-called "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to public and private entities for new bonds in connection with debt restructurings under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the OTC secondary market for debt instruments. Brady Bonds have been issued only recently and therefore do not have a long payment history. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.


          EMERGING MARKETS. Each Fund may invest in securities of issuers located in "emerging markets" (less developed countries located outside of the U.S.). Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

          SOVEREIGN DEBT. Investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of a default.

          Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

          A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

          The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While the Adviser intends to manage the Funds in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.


          Investors should also be aware that certain sovereign debt instruments in which a Fund may invest involve great risk. Sovereign debt issued by issuers in many emerging markets generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P"). Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated "D" by S&P or "C" by Moody's. A Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund's portfolio and calculating its net asset value. From time to time, a Fund may purchase securities not paying interest at the time acquired if, in the opinion of the Adviser, such securities have the potential for future income or capital appreciation.

          CONVERTIBLE SECURITIES. Convertible securities in which a Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Fund, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although the Adviser will consider such event in its determination of whether a Fund should continue to hold the securities.

          DEBT SECURITIES. Each Fund may invest in investment grade debt securities (other than money market obligations) to a limited extent for the purpose of seeking capital appreciation. Any percentage limitation on a Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed above under "Temporary Investments." Each Fund may invest to a limited extent in zero coupon securities and government zero coupon securities. See "Additional Information Concerning Taxes" for a discussion of the tax consequences to shareholders of a Fund that invests in zero coupon securities.

          Moody's and S&P are private services that provide ratings of the credit quality of debt securities and certain other securities. A description of the ratings assigned to corporate bonds by Moody's and S&P is included in Appendix A to this STATEMENT OF ADDITIONAL INFORMATION.

          Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a debt security's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a debt security's rating. Subsequent to a security's purchase by a Fund, it may cease to be rated or it may be downgraded. Neither event will require the sale of such securities, although the Adviser will consider such event in its determination of whether the Fund should continue to hold the security. The Adviser may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.


          The interest income to be derived may be considered as one factor in selecting debt securities for investment by the Adviser. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon the Adviser's ability to forecast accurately changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.


          A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by the Adviser. Moody's considers debt securities rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

          BELOW INVESTMENT GRADE SECURITIES. Each Fund may invest to a limited extent in securities rated below investment grade.


          Below investment grade debt securities may be rated as low as C by Moody's or D by S&P, or be deemed by the Adviser to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. A security rated D by S&P is in default or is expected to default upon maturity or payment date. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.


          Below investment grade securities (commonly referred to as "junk bonds"), (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment grade securities. In addition, these securities generally present a higher degree of credit risk. The risk of loss due to default is significantly greater because these securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Issuers of medium- and lower-rated securities and unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

          An economic recession could disrupt severely the market for medium- and lower-rated securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

          The market value of securities in medium- and lower-rated categories is also more volatile than that of higher quality securities. Factors adversely impacting the market value of these securities will adversely impact a Fund's net asset value. A Fund will rely on the judgment, analysis and experience of the Adviser in evaluating the creditworthiness of an issuer. In this evaluation, in addition to relying on ratings assigned by Moody's or S&P, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Interest rate trends and specific developments which may affect individual issuers will also be analyzed. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although the Adviser will consider such event in its determination of whether a Fund should continue to hold the securities. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. At times, adverse publicity regarding lower-rated securities has depressed the prices for such securities to some extent.

          MORTGAGE-BACKED SECURITIES. Select Equity Fund may invest up to 20% of its net assets in mortgage-backed and asset-backed securities and Global Technology Fund may invest in such securities to a limited extent. The Funds may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (including those issued by GNMA, FNMA and FHLMC) and non-government issued mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. Although there may be government or private guarantees on the payment of interest and principal of these securities, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).

          Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice was to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Funds' yield. In addition, mortgage-backed securities issued by certain non-government entities and collateralized mortgage obligations may be less marketable than other securities.

          The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.


          ASSET-BACKED SECURITIES. Asset-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities include those issued by the Student Loan Marketing Association. Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation. In certain circumstances, asset-backed securities may be considered illiquid securities subject to the percentage limitations described herein. Asset-backed securities are considered an industry for industry concentration purposes, and a Fund will therefore not purchase any asset-backed securities which would cause 25% or more of a Fund's net assets at the time of purchase to be invested in asset-backed securities.


          Asset-backed securities present certain risks that are not presented by other securities in which the Funds may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles.

Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized. A Fund may purchase asset-backed securities that are unrated.

          LOAN PARTICIPATIONS AND ASSIGNMENTS. Each Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity (a "Borrower") and one or more financial institutions ("Lenders"). The majority of each Fund's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Each Fund will invest no more than 5% of its net assets in Loan Participations and Assignments.

          Participations typically will result in the Fund's having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by the Adviser to be creditworthy.


          STRUCTURED NOTES, BONDS OR DEBENTURES. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

          COLLATERALIZED MORTGAGE OBLIGATIONS. The Funds may purchase Collateralized Mortgage Obligations ("CMOs") issued by FHLMC, FNMA or other agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government.

          CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal of, and interest on, the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the funds to pay the debt service on the CMOs.

          In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificate holders on a current basis, until other classes of the CMO are paid in full.






          Certain classes of CMOs are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest only ("IO") and principal only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases and vice versa.

          Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

          Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates-- i.e., the yield may increase as rates increase and decrease as rates decrease--but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an inverse IO class, on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.

          ZERO COUPON SECURITIES. Each Fund may invest in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities will not exceed 5% of each Fund's net assets.

          A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year.


          FUTURES ACTIVITIES. Each Fund may enter into futures contracts (and related options) on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of a non-U.S. currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.


          These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes, including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions as well as for the purpose of increasing total return, which may involve speculation. Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC will not exceed 5% of a Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. Each Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. There is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.

          FUTURES CONTRACTS. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.


          No consideration is paid or received by a Fund upon entering into a futures contract. Instead, the Fund is required to deposit in a segregated account with its custodian an amount of cash or liquid securities acceptable to the broker, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." A Fund will also incur brokerage costs in connection with entering into futures transactions.


          At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although each Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if a Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect a Fund's performance.

          OPTIONS ON FUTURES CONTRACTS. Each Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

          An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of each Fund.

          CURRENCY EXCHANGE TRANSACTIONS. The value in U.S. dollars of the assets of the Funds that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Funds may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. Each Fund will conduct its currency exchange transactions (i) on a spot (I.E., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. The Funds may engage in currency exchange transactions for both hedging purposes and to increase total return, which may involve speculation.


          FORWARD CURRENCY CONTRACTS. Each Fund may use forward currency contracts to protect against uncertainty in the level of future exchange rates and to enhance total return. Each Fund will not invest more than 50% of its total assets in such contracts for the purpose of enhancing total return. There is no limit on the amount of assets that a Fund may invest in such transactions for hedging purposes.


          The Funds may also enter into forward currency contracts with respect to specific transactions. For example, when a Fund anticipates the receipt in a foreign currency of interest payments on a security that it holds, a Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

          A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.


          At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.


          CURRENCY OPTIONS. The Funds may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

          CURRENCY HEDGING. Each Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. No Fund may position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.


          A decline in the U.S. dollar value of a foreign currency in which a Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, a Fund may purchase foreign currency put options. If the value of the foreign currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to a Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.


          While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a non-dollar denominated bond against a decline in the non-dollar currency, but will not protect the Fund against a price decline if the issuer's creditworthiness deteriorates.

          HEDGING GENERALLY. In addition to entering into options, futures and currency exchange transactions for other purposes, including generating current income to offset expenses or increase return, each Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures, contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by a Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

          In hedging transactions based on an index, whether a Fund will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of a Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, a Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction.


          Each Fund will engage in hedging transactions only when deemed advisable by the Adviser, and successful use by the Funds of hedging transactions will be subject to the Adviser's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

          To the extent that a Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and a Fund may be unable to close out a position without incurring substantial losses, if at all. The Funds are also subject to the risk of a default by a counterparty to an off-exchange transaction.

          ASSET COVERAGE FOR FORWARD CONTRACTS, OPTIONS, FUTURES AND OPTIONS ON FUTURES. The Funds will comply with guidelines established by the Securities and Exchange Commission (the "SEC") and other applicable regulatory bodies with respect to coverage of forward currency contracts, options written by the Funds on securities and indexes; and currency, interest rate and security index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by a Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security or financial instrument or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

          For example, a call option written by a Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund may require the Fund to segregate assets (as described above) equal to the exercise price. A Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If a Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Funds may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

          SHORT SALES (EXCLUDING SHORT SALES "AGAINST THE BOX"). The Funds may from time to time sell securities short. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The current market value of the securities sold short (excluding short sales "against the box") will not exceed 10% of the Global Technology Fund's assets. Select Equity Fund may engage in short sales to a limited extent.

          To deliver the securities to the buyer, a Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

          A Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Fund will place in a segregated account with its custodian or a qualified subcustodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

          SHORT SALES "AGAINST THE BOX". In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Funds may also engage in a short sale if at the time of the short sale a Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." It may be entered into by a Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If a Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Fund's custodian or qualified sub-custodian. No more than 5% of each Fund's net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

          A Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the

Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Funds will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

          If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Funds may effect short sales.





          SECTION 4(2) PAPER. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Funds which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" above. See Appendix "A" for a list of commercial paper ratings.





          RIGHTS OFFERINGS AND PURCHASE WARRANTS. Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the rights and warrants expiration. Also, the purchase of rights or warrants involves the risk that the effective price paid for the rights or warrants in addition to the subscription price of the related security may exceed the value of the subscribed security's market price when, for example, there is no movement in the level of the underlying security.

SUPPLEMENTAL INVESTMENT POLICIES -- GLOBAL TECHNOLOGY FUND

          Global Technology Fund invests at least 80% of its net assets, plus any borrowing for investment purposes, in equity securities of technology companies from at least three countries, including the U.S. Technology consists of a broad spectrum of businesses, including telecommunications, such as communications equipment and service; electronic components and equipment; broadcast media; computer equipment, mobile telecommunications, and cellular radio and paging; electronic mail; local and wide area networking, and linkage of work and data processing systems; publishing and information systems; video and telex; and internet and other emerging technologies combining telephone, television and/or computer systems. Technology companies, including telecommunications companies in both developed and emerging countries, are undergoing significant change due to varying and evolving levels of governmental regulation or deregulation and other factors. As a result, competitive pressures are intense and the securities of such companies may be subject to rapid price volatility. Telecommunications regulation typically limits rates charged, returns earned, providers of services, types of services, ownership, areas served and terms for dealing with competitors and customers. Telecommunications regulation generally has tended to be less stringent for newer services than for traditional telephone service, although there can be no assurances that such newer services will not be heavily regulated in the future. Regulation may also limit the use of new technologies and hamper efficient depreciation of existing assets. If regulation limits the use of new technologies by established carriers or forces cross-subsidies, large private networks may emerge. Service providers may also be subject to regulations regarding ownership and control, providers of services, subscription rates and technical standards.

          Companies offering telephone services are experiencing increasing competition from cellular telephones, and the cellular telephone industry, because it has a limited operating history, faces uncertainty concerning the future of the industry and demand for cellular telephones. All telecommunications companies in both developed and emerging countries are subject to the additional risk that technological innovations will make their products and services obsolete. While telephone companies in developed countries and certain emerging countries may pay an above average dividend, the Global Technology Fund's investment decisions are based upon capital appreciation potential rather than income considerations.

INVESTMENT POLICIES -- MUNICIPAL BOND FUND

          MUNICIPAL OBLIGATIONS. Under normal circumstances, the Municipal Bond Fund invests at least 80% of its assets, plus any borrowings for investment purposes, and Select Equity Fund may invest to a limited extent, in "Municipal Obligations." Municipal Obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal Obligations are issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from regular federal income taxes.

          The two principal types of Municipal Obligations, in terms of the source of payment of debt service on the bonds, consist of "general obligation" and "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

          Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Consequently, the credit quality of revenue bonds is usually directly related to the credit standing of the user of the facility involved. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent-subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt reserve fund. Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

          The Municipal Bond Fund may purchase short-term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Construction Loan Notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

          Tax Anticipation Notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenue. Tax Anticipation Notes and Revenue Anticipation Notes are generally issued in anticipation of various seasonal revenue such as income, sales, use and business taxes. Bond Anticipation Notes are sold to provide interim financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Construction Loan Notes are sold to provide construction financing. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under FNMA or GNMA. There are, of course, a number of other types of notes issued for different purposes and secured differently than those described above.

          There are variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Appendix A to this STATEMENT OF ADDITIONAL INFORMATION contains further information concerning the ratings of Moody's and S&P and their significance.

          Securities purchased for the Municipal Bond Fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder ("demand obligations").

          Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, Municipal Obligations may be materially affected.

          Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. The Municipal Bond Fund and the Adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

          ALTERNATIVE MINIMUM TAX BONDS. The Municipal Bond Fund may invest without limit in "Alternative Minimum Tax Bonds," which are certain bonds issued after August 7, 1986 to finance certain non-governmental activities. While the income from Alternative Minimum Tax Bonds is exempt from regular federal income taxes, it is a tax preference item for purposes of the federal individual and corporate "alternative minimum tax." The alternative minimum tax is a special tax that applies to taxpayers who have certain adjustments or tax preference items. Available pre-tax returns on Alternative Minimum Tax Bonds acquired by the Fund will generally be higher than those from other Municipal Obligations due to the possibility of federal, state and local alternative minimum or regular tax liability on Alternative Minimum Tax Bonds.

          TAXABLE INVESTMENTS. Because the Municipal Bond Fund invests in securities that pay income exempt from regular income taxes, the Fund generally will invest in taxable obligations only if and when the Adviser believes it would be in the best interests of the Fund's investors to do so. Situations in which the Fund may invest up to 20% of its net assets in taxable securities include: (i) pending investment of proceeds of sales of Fund shares or portfolio securities or (ii) when the Fund requires highly liquid securities in order to meet anticipated redemptions. The Fund may temporarily invest more than 20% of its net assets in taxable securities to maintain a "defensive" posture when the Adviser determines that it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations generally.

          The short-term money market obligations in which the Municipal Bond Fund is authorized to invest generally will be tax-exempt obligations; however, the Fund may invest in taxable obligations when suitable tax-exempt obligations are unavailable or to maintain liquidity for meeting anticipated redemptions and paying operating expenses.

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          ADVANCE REFUNDED BONDS. The Municipal Bond Fund may purchase Municipal
Obligations that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of U.S. government securities that are used to pay the interest, principal and call premium on the issue being refunded. The Fund may also purchase Municipal Obligations that have been refunded prior to their purchase by the Fund.

          INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected.

          LETTERS OF CREDIT. Municipal Obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer.

          HIGH YIELD BONDS. The Municipal Bond Fund may invest without limit in debt securities which are rated at the time of purchase below investment grade (commonly referred to as "junk bonds"), that is, rated below Baa by Moody's or below BBB by S&P, and unrated securities judged to be of equivalent quality as determined by the Adviser. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal of interest.

          Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Fund's net asset value. In addition, investments in high yield zero coupon bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

          The Fund may have difficulty disposing of certain high yield securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and the Fund's ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

          Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is generally the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund's investment objective by investment in such securities may be more dependent on the Adviser's credit analysis than is the case for higher quality bonds. Should the rating of portfolio security be downgraded, the Adviser will determine whether it is in the best interests of the Fund to retain or dispose of such security.

          ILLIQUID SECURITIES AND RESTRICTED SECURITIES. The Municipal Bond Fund may invest up to 15% of its net assets in securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

          Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

          Unlike the equity securities of operating companies or mutual funds which must be registered under the Securities Act prior to offer and sale unless an exemption from such registration is available, Municipal Obligations, whether publicly or privately offered, may nevertheless be readily marketable. A secondary market exists for Municipal Obligations which have been publicly offered as well as securities which have not been publicly offered initially but which may nevertheless be readily marketable. Municipal Obligations purchased for the Fund are subject to the limitations on holdings of securities which are not readily marketable based on whether they may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its recorded value. The Fund believes that the quality standards applicable to its investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.

          The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

          The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.

          MUNICIPAL LEASE OBLIGATIONS AND PARTICIPATION INTERESTS. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate. The Municipal Bond Fund may purchase from financial institutions participation interests in securities in which the Fund may invest. A participation interest gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates. If the participation interest is unrated, the participation interest will be determined by the Adviser to be of comparable quality to those instruments in which the Fund may invest. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interests in the security, plus accrued interest. As to these instruments, the Fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

          The Fund will not purchase participation interests unless in the opinion of bond counsel or counsel for the issuers of such participations, the interest from such participations is exempt from regular federal income tax and state income tax for the Fund.

          A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local personal income taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment.

Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time-consuming and costly, and result in a delay in recovery or the failure to fully recover the Fund's original investment.

          Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of the Fund's limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by the Fund may be determined by the Adviser to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

          STAND-BY COMMITMENTS. A stand-by commitment is a right acquired by the Municipal Bond Fund, when it purchases a municipal obligation from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at the Fund's option, at a specified price. Stand-by commitments are also known as "puts." The exercise by the Fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment. The Fund will not invest more than 5% of its net assets in stand-by commitment agreements.

          Such agreements commit a Fund, for a stated period of time, to purchase a stated amount of securities which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement, a Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to a Fund. Each Fund will not enter into a stand-by commitment with a remaining term in excess of 45 days and it will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 10% of its assets taken at the time of acquisition of such commitment or security.

          Each Fund will at all times maintain a segregated account with its custodian consisting of cash or liquid securities in an aggregate amount equal to the purchase price of the securities underlying the commitment. The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which assets fall below the amount of the purchase price. A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

          There can be no assurance that the securities subject to a stand-by commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Because the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

          The purchase of a security subject to a stand-by commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the stand-by commitment.

          The Adviser understands that the Internal Revenue Service (the "IRS") has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Fund intends to take the position that it owns any Municipal Obligations acquired subject to a Stand-by Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case.

          INVERSE FLOATERS. The Municipal Bond Fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. The Fund could lose money and its NAV could decline if movements in interest rates are incorrectly anticipated. Moreover, the markets for securities of this type may be less developed and may have less liquidity than the markets for more traditional municipal securities.

          TAX-EXEMPT CUSTODIAL RECEIPTS. The Municipal Bond Fund may purchase tax-exempt custodial receipts (the "Receipts") which evidence ownership in an underlying bond that is deposited with a custodian for safekeeping. Holders of the Receipts receive all payments of principal and interest when paid on the bonds. Receipts can be purchased in an offering or from a financial counterparty (typically an investment bank). To the extent that any Receipt is illiquid, it is subject to the Fund's limit on illiquid securities.

          WHEN-ISSUED SECURITIES. The Municipal Bond Fund may invest up to 25% of its net assets in Municipal Obligations purchased on a "when-issued," "delayed delivery" or "forward delivery" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. When the Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

          To the extent that assets of the Fund are held in cash pending the settlement or a purchase of securities, the Fund would earn no income. While such securities may be sold prior to the settlement date, the Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

          NON-DIVERSIFIED STATUS. The Municipal Bond Fund is classified as non-diversified within the meaning of the 1940 Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. As a non-diversified fund, the Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. The investments of this Fund will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Code. See "Additional Information Concerning Taxes." To qualify, the Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the Fund's taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer or of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, and
(ii) at least 50% of the market value of its total assets is represented by the securities of issuers each of whose securities do not represent more than 5% of the market value of all of the Fund's assets and do not constitute more than 10% of the outstanding voting securities of such issuer.

          OTHER INVESTMENT POLICIES. The Municipal Bond Fund may invest 25% or more of its net assets in Municipal Obligations the interest on which is paid solely from revenues of similar projects. Although the Fund may invest up to 40% of its total assets in private activity bonds and taxable investments, it will not do so unless in the opinion of the Adviser the investment is warranted. To the extent the Fund's assets are invested in Municipal Obligations payable from the revenues of similar projects or are invested in private activity bonds, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than it would be if its assets were not so invested.

          The Municipal Bond Fund may invest more than 25% of its net assets in Municipal Obligations whose issuers are located in the same state. Any factors affecting that state, such as economic or fiscal problems, could affect a large portion of the Fund's securities in a similar manner.

         The Municipal Bond Fund may borrow money from banks to meet redemptions or for other temporary or emergency purposes in amounts up to 33 1/3% of its total assets. The risks presented by borrowing are described above under "Borrowing."

          The Municipal Bond Fund may lend its portfolio securities to brokers and other financial organizations in amounts up to 33 1/3% of its total assets. The risks presented by securities lending are described above under "Lending of Portfolio Securities." In addition, if the Fund lends its portfolio securities, any interest paid by the borrower would be taxable income to the Fund.

          The Municipal Bond Fund may invest up to 5% of its net assets in securities of "unseasoned issuers," which are issuers that together with their predecessors have been in operation for less than five years. The risks of investing in such issuers is described above under "Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers."


                             INVESTMENT RESTRICTIONS

          The following investment limitations of each Fund may not be changed without the affirmative vote of the holders of a majority of a Fund's outstanding shares ("Fundamental Restrictions"). Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

          If a percentage restriction (other than the percentage limitation set forth in No. 1 of each of the Funds) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Funds' assets will not constitute a violation of such restriction.

          Each Fund may not:

          1. Borrow money, except from banks, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Fund; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund's total assets at the time of such borrowing.

          2.   Issue any senior securities, except as permitted under the 1940
Act;

          3. Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

          4. Purchase or sell real estate (including real estate limited partnership interests), provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

          5. Purchase or sell commodities or commodity contracts, except that a Fund may deal in forward foreign exchange transactions between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

          6. Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, Loan Participations and Assignments, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan; and


          7. Except for the Global Technology Fund, purchase any securities, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and
(ii) repurchase agreements secured by the instruments described in clause (i);
(b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. The Global Technology Fund will concentrate in the technology sector.


          For purposes of Investment Limitation No. 1, collateral arrangements with respect to, if applicable, the writing of options, futures contracts, options on futures contracts, forward currency contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security for purposes of Investment Limitation No. 2.

          In addition to the fundamental investment limitations specified above, a Fund may not:


               1. Make investments for the purpose of exercising control or management, but investments by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management;


               2. Purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that a Fund may make margin deposits in connection with its use of options, futures contracts, options on futures contracts and forward contracts; and

               3. Purchase or sell interests in mineral leases, oil, gas or other mineral exploration or development programs, except that a Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.


          The policies set forth above are not fundamental and thus may be changed by the Fund's Board of Directors without a vote of the shareholders.


          Securities held by a Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

                               PORTFOLIO VALUATION


          The following is a description of the procedures used by each Fund in valuing its assets.

          Equity securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days shall be valued in accordance with the price supplied by an independent pricing service approved by the Board ("Pricing Service"). If there are no such quotations, the security will be valued at its fair value as determined in good faith by or under the direction of the Board of Directors.

          Prices for debt securities supplied by a "Pricing Service may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of each Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time.

          If a Pricing Service is not able to supply closing prices and bid/asked quotations, for an equity security or a price for a debt security, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers. If such dealers, brokers or market makers only provide bid quotations, the value shall be the mean between the highest and the lowest bid quotations provided. If a Pricing Service is not able to supply closing prices and bid/asked quotations, for an equity security or a price for a debt security, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation, in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation.

          Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by or under the direction of the Board of each Fund. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity.

          Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith by or under the direction of the Board of each Fund. In addition, the Board of each Fund or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

          Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the New

York Stock Exchange, Inc. (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which each Fund's net asset value is not calculated. As a result, calculation of each Fund's net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service at the close of the London Stock Exchange. If such quotations are not available, the rate of exchange will be determined in good faith by or under the direction of the Board of each Fund.


                             PORTFOLIO TRANSACTIONS


          The Adviser is responsible for establishing, reviewing and, where necessary, modifying each Fund's investment program to achieve its investment objective and has retained its affiliates in the United Kingdom, Japan and Australia to act as sub-investment advisers to the Global Technology Fund. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. government securities.

          The Adviser will select portfolio investments and effect transaction for the Funds. In selecting broker-dealers, the Adviser does business exclusively with those broker-dealers that, in the Adviser's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, the Adviser will pay no more for execution and research services than it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet the Adviser's standards may be higher than for execution services alone or for services that fall below the Adviser's standards. The Adviser believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, the Adviser will only receive brokerage or research services in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services. For the fiscal year ended August 31, 2002, $15,239 of the Global Technology Fund's and $15,890 of the Select Equity Fund's total brokerage commissions were paid to brokers and dealers who provided research services. The Global Technology Fund and the Select Equity Fund directed $6,658,753 and $8,030,274, respectively, in transactions to brokers and dealers who provided such research. Research received from brokers or dealers is supplemental to the Adviser's own research program.

          All orders for transactions in securities or options on behalf of a Fund are placed by the Adviser with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and other affiliates of Credit Suisse Group. A Fund may utilize CSAMSI or other affiliates of Credit Suisse in connection with a purchase or sale of securities when the Adviser believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.


          Investment decisions for the Funds concerning specific portfolio securities are made independently from those for other clients advised by the Adviser. Such other investment clients may invest in the same securities as the Funds. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each client, including the Funds. In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtained or sold for the Funds. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for each Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.


          Transactions for the Global Technology and Select Equity Funds may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Funds will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.


          Each Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believe such practice to be otherwise in the Fund's interest.

          For the past three fiscal years ended August 31, the Funds paid brokerage commissions as follows:

AUGUST 31, 2002



FUND                                   BROKERAGE COMMISSIONS
----                                   ---------------------
Global Technology                          $     429,939
Municipal Bond                             $           0
Select Equity                              $      58,749


AUGUST 31, 2001

FUND                                   BROKERAGE COMMISSIONS
----                                   ---------------------
Global Technology                          $     809,050
Municipal Bond                             $           0
Select Equity                              $      44,458

AUGUST 31, 2000

FUND                                   BROKERAGE COMMISSIONS
----                                   ---------------------
Global Technology                          $   1,599,215
Municipal Bond                             $           4
Select Equity                              $      94,752





          In no instance will portfolio securities be purchased from or sold to CSAM, CSAM's affiliates in the United Kingdom, Japan and Australia, CSAMSI or Credit Suisse First Boston or any affiliated person of such companies except as permitted by the SEC exemptive order or by applicable law. In addition, the Funds will not give preference to any institutions with whom the Funds enter into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

          As of August 31, 2002, the Funds held the following securities of their regular brokers or dealers:



FUND                   NAME OF SECURITIES                             AGGREGATE VALUE OF THE HOLDINGS
-----------------------------------------------------------------------------------------------------
Global Technology      State Street Euro Time Deposit                 $ 1,172,000

Municipal Bond         State Street Euro Time Deposit                 $   668,000

                                       44

Select Equity          State Street Euro Time Deposit                 $   287,000

                       Lehman Brothers Holdings, Inc. common stock    $   180,266

                       Goldman Sachs Group, Inc. common stock         $   153,827


                               PORTFOLIO TURNOVER


          The Funds do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when a Fund deems it desirable to sell or purchase securities. Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

          Certain practices that may be employed by the Funds could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short term, a Fund will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held.

          It is not possible to predict the Funds' portfolio turnover rates. High portfolio turnover rates (100% or more) may result in higher brokerage commissions, dealer markups or underwriting commissions as well as other transaction costs. In addition, gains realized from portfolio turnover may be taxable to shareholders. For the fiscal years ended August 31, 2001 and 2002, the Global Technology Fund's turnover rate was 100% and 68%, the Municipal Bond Fund's turnover rate was 139% and 79% and the Select Equity Fund's turnover rate was 141% and 122%, respectively.


                             MANAGEMENT OF THE FUNDS


OFFICERS AND BOARD OF DIRECTORS

          The business and affairs of each Fund are managed by its Board of Directors in accordance with the laws of the State of Maryland. The Directors approve all significant agreements between the Funds and the companies that furnish services to the Funds, including agreements with the Funds' investment adviser, sub-advisers as applicable, custodian and transfer agent. Each Board elects officers who are responsible for the day-to-day operations of a Fund and who execute policies authorized by the Board.

          The names and ages of each Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.



                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                                       TERM OF                                IN FUND
                                       POSITION(S)    OFFICE(1)                               COMPLEX
                                        HELD WITH   AND LENGTH OF  PRINCIPAL OCCUPATION(S)  OVERSEEN BY   OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE                     FUNDS      TIME SERVED   DURING PAST FIVE YEARS     DIRECTOR      HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Richard H. Francis                     Director     Since 1999    Currently retired;             54      Director of The
c/o Credit Suisse Asset Management,                               Executive Vice                         Indonesia Fund, Inc.
LLC                                                               President and Chief
466 Lexington Avenue                                              Financial Officer of
New York, New York 10017-3147                                     Pan Am Corporation
                                                                  and Pan American
Age: 70                                                           World Airways, Inc.
                                                                  from 1988 to 1991

Jack W. Fritz                          Director     Since Fund    Private investor;              54      Director of Advo,
2425 North Fish Creek Road                          inception     Consultant and                         Inc. (direct mail
P.O. Box 1287                                                     Director of Fritz                      advertising)
Wilson, Wyoming 83014                                             Broadcasting, Inc.
                                                                  and Fritz
Age: 75                                                           Communications
                                                                  (developers and
                                                                  operators of radio
                                                                  stations) since 1987

Jeffrey E. Garten                      Director     Since Fund    Dean of Yale School            54      Director of
Box 208200                                          inception     of Management and                      Aetna, Inc.;
New Haven, Connecticut  06520-8200                                William S. Beinecke                    Director of
                                                                  Professor in the                       Calpine Energy
Age: 56                                                           Practice of                            Corporation;
                                                                  International Trade                    Director of
                                                                  and Finance;                           CarMax Group
                                                                  Undersecretary of                      (used car dealers)
                                                                  Commerce for
                                                                  International Trade
                                                                  from November 1993 to
                                                                  October 1995;
                                                                  Professor at Columbia
                                                                  University from
                                                                  September 1992 to
                                                                  November 1993

Peter F. Krogh                         Director     Since 2001    Dean Emeritus and              54      Member of Board
301 ICC                                                           Distinguished                          of The Carlisle
Georgetown University                                             Professor of                           Companies Inc.;
Washington, DC 20057                                              International Affairs                  Member of
                                                                  at the Edmund A.                       Selection
Age: 65                                                           Walsh School of                        Committee for
                                                                  Foreign Service,                       Truman Scholars
                                                                  Georgetown                             and Henry Luce
                                                                  University; Moderator                  Scholars;  Senior
                                                                  of PBS foreign                         Associate of
                                                                  affairs television                     Center for
                                                                  series                                 Strategic and
                                                                                                         International
                                                                                                         Studies; Trustee
                                                                                                         of numerous world
                                                                                                         affairs
                                                                                                         organizations


----------


(1) Each Director and Officer serves until his or her respective successor has been duly elected and qualified.

                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                                       TERM OF                                IN FUND
                                       POSITION(S)    OFFICE(1)                               COMPLEX
                                        HELD WITH   AND LENGTH OF  PRINCIPAL OCCUPATION(S)  OVERSEEN BY   OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE                     FUNDS      TIME SERVED   DURING PAST FIVE YEARS     DIRECTOR      HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------
James S. Pasman, Jr.                   Director     Since 1999    Currently retired;             54      Director of
c/o Credit Suisse Asset Management,                               President and Chief                    Education
LLC                                                               Operating Officer of                   Management Corp.;
466 Lexington Avenue                                              National InterGroup,                   Director of
New York, New York 10017-3147                                     Inc. (holding                          Credit Suisse
                                                                  company) from April                    Asset Management
Age: 71                                                           1989 to March 1991;                    Income Fund,
                                                                  Chairman of Permian                    Inc.; Trustee of
                                                                  Oil Co. from April                     Credit Suisse
                                                                  1989 to March 1991                     High Yield Bond
                                                                                                         Fund; Trustee of
                                                                                                         Deutsche VIT
                                                                                                         Funds (overseeing
                                                                                                         3 Portfolios)

Steven N. Rappaport                    Director     Since 1999    Partner of Lehigh              54      Director of The
Lehigh Court, LLC                                                 Court, LLC since July                  First Israel
40 East 52nd Street,                                              2002; President of                     Fund, Inc.
New York, New York 10022                                          SunGard Securities
                                                                  Finance, Inc., from
Age: 54                                                           2001 to July 2002;
                                                                  President of Loanet,
                                                                  Inc. (on-line accounting
                                                                  service) from 1995 to
                                                                  2001; Director, President,
                                                                  North American Operations,
                                                                  and former Executive Vice
                                                                  President from 1992 to 1993
                                                                  of Worldwide Operations of
                                                                  Metallurg Inc. (manufacturer
                                                                  of specialty metals and
                                                                  alloys); Executive Vice
                                                                  President, Telerate, Inc.
                                                                  (provider of real-time
                                                                  information to the capital
                                                                  markets) from 1987 to 1992;
                                                                  Partner in the law firm of
                                                                  Hartman & Craven until 1987



                                       47

                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                                       TERM OF                                IN FUND
                                       POSITION(S)    OFFICE(1)                               COMPLEX
                                        HELD WITH   AND LENGTH OF  PRINCIPAL OCCUPATION(S)  OVERSEEN BY   OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE                     FUNDS      TIME SERVED   DURING PAST FIVE YEARS     DIRECTOR      HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

William W. Priest(2)                   Director     Since 1999    Senior Partner and             54      Director of The
Steinberg Priest & Sloane Capital                                 Fund Manager,                          Brazilian Equity
Management                                                        Steinberg Priest &                     Fund, Inc.; The
12 East 49th Street                                               Sloane Capital                         Chile Fund, Inc.;
12th Floor                                                        Management since                       The Emerging
New York, New York 10017                                          March 2001; Chairman                   Markets
                                                                  and Managing Director                  Telecommunications
Age: 61                                                           of CSAM from 2000 to                   Fund, Inc.; The
                                                                  February 2001, Chief                   First Israel
                                                                  Executive Officer and                  Fund, Inc.; The
                                                                  Managing Director of                   Latin America
                                                                  CSAM from 1990 to 2000                 Equity Fund,
                                                                                                         Inc.; The
                                                                                                         Indonesia Fund,
                                                                                                         Inc.; and Credit
                                                                                                         Suisse Asset
                                                                                                         Management Income
                                                                                                         Fund, Inc.


----------


(2) Mr. Priest is a Director who is an "interested person" of the Fund as defined in the 1940 Act, because he was an officer of CSAM until February 2001.

                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                                       TERM OF                                IN FUND
                                       POSITION(S)    OFFICE(1)                               COMPLEX
                                        HELD WITH   AND LENGTH OF  PRINCIPAL OCCUPATION(S)  OVERSEEN BY   OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE                     FUNDS      TIME SERVED   DURING PAST FIVE YEARS     DIRECTOR      HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------
OFFICERS

Laurence R. Smith                      Chairman     Since 2002    Managing Director and          --               --
Credit Suisse Asset Management, LLC                               Global Chief
466 Lexington Avenue                                              Investment Officer of
New York, New York 10017-3147                                     CSAM; acting Chief
                                                                  Executive Officer of
Age: 44                                                           CSAM Americas;
                                                                  Associated
                                                                  with J.P. Morgan
                                                                  Investment Management
                                                                  from 1981 to 1999;
                                                                  Officer of other
                                                                  Credit Suisse Funds
                                                                  and other CSAM-advised
                                                                  investment companies

Hal Liebes, Esq.                       Vice         Since 1999    Managing Director and          --               --
Credit Suisse Asset Management, LLC    President                  Global General
466 Lexington Avenue                   and                        Counsel of CSAM;
New York, New York 10017-3147          Secretary                  Associated with
                                                                  Lehman Brothers, Inc.
Age: 38                                                           from 1996 to
                                                                  1997; Associated
                                                                  with CSAM from
                                                                  1995 to 1996;
                                                                  Associated
                                                                  with CS First
                                                                  Boston Investment
                                                                  Management from
                                                                  1994 to 1995;
                                                                  Associated with
                                                                  Division of
                                                                  Enforcement, U.S.
                                                                  Securities and
                                                                  Exchange Commission
                                                                  from 1991 to 1994;
                                                                  Officer of other Credit
                                                                  Suisse Funds and other
                                                                  CSAM-advised
                                                                  investment companies

                                       49

                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                                       TERM OF                                IN FUND
                                       POSITION(S)    OFFICE(1)                               COMPLEX
                                        HELD WITH   AND LENGTH OF  PRINCIPAL OCCUPATION(S)  OVERSEEN BY   OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE                     FUNDS      TIME SERVED   DURING PAST FIVE YEARS     DIRECTOR      HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------
Michael A. Pignataro                   Treasurer    Since 1999    Director and Director          --               --
Credit Suisse Asset Management, LLC                 and Chief     of Fund Administration
466 Lexington Avenue                                Financial     of CSAM; Associated with
New York, New York 10017-3147                       Officer       CSAM since 1984;
                                                                  Officer of other
Age: 43                                                           Credit Suisse Funds
                                                                  and other CSAM-advised
                                                                  investment companies

Gregory N. Bressler, Esq.              Assistant    Since 2000    Vice President and             --               --
Credit Suisse Asset Management, LLC    Secretary                  Legal Counsel of CSAM
466 Lexington Avenue                                              since January 2000;
New York, New York 10017-3147                                     Associated with the
                                                                  law firm of Swidler
Age: 36                                                           Berlin Shereff
                                                                  Friedman LLP from 1996
                                                                  to 2000; Officer of
                                                                  other Credit Suisse
                                                                  Funds and other
                                                                  CSAM-advised investment
                                                                  companies

                                       50

                                                                                              NUMBER OF
                                                                                             PORTFOLIOS
                                                       TERM OF                                 IN FUND
                                        POSITION(S)   OFFICE(1)                                COMPLEX
                                         HELD WITH  AND LENGTH OF  PRINCIPAL OCCUPATION(S)   OVERSEEN BY    OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE                      FUNDS     TIME SERVED   DURING PAST FIVE YEARS     DIRECTOR       HELD BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------------------
Kimiko T. Fields, Esq.                 Assistant    Since 2002    Assistant Vice                 --               --
Credit Suisse Asset Management, LLC    Secretary                  President and Legal
466 Lexington Avenue                                              Counsel of CSAM since
New York, New York 10017-3147                                     December, 2000;
                                                                  Assistant Vice
Age: 38                                                           President,
                                                                  Institutional Marketing
                                                                  Department, CSAM since
                                                                  January 2000; Marketing
                                                                  Associate,
                                                                  International Equity
                                                                  Department, Warburg
                                                                  Pincus Asset
                                                                  Management, Inc. since
                                                                  January 1998;
                                                                  self-employed author
                                                                  and consultant, from
                                                                  January 1996 to
                                                                  December 1997; Officer
                                                                  of other Credit Suisse
                                                                  Funds and other
                                                                  CSAM-advised investment
                                                                  companies

Rocco A. DelGuercio                    Assistant    Since 1999    Vice President and             --               --
Credit Suisse Asset Management, LLC    Treasurer                  Administrative Officer
466 Lexington Avenue                                              of CSAM; Associated
New York, New York 10017-3147                                     with CSAM since June
                                                                  1996; Assistant
Age: 39                                                           Treasurer, Bankers
                                                                  Trust Corp. -- Fund
                                                                  Administration from
                                                                  March 1994 to June
                                                                  1996; Mutual Fund
                                                                  Accounting Supervisor,
                                                                  Dreyfus Corporation
                                                                  from April 1987 to
                                                                  March 1994; Officer of
                                                                  other Credit Suisse
                                                                  Funds and other
                                                                  CSAM-advised investment
                                                                  companies

Joseph Parascondola                    Assistant    Since 2000    Assistant Vice                 --               --
Credit Suisse Asset Management, LLC    Treasurer                  President - Fund
466 Lexington Avenue                                              Administration of CSAM
New York, New York 10017-3147                                     since April 2000;
                                                                  Assistant Vice
Age: 39                                                           President, Deutsche
                                                                  Asset Management from
                                                                  January 1999 to April
                                                                  2000; Assistant Vice
                                                                  President, Weiss, Peck
                                                                  & Greer LLC from
                                                                  November 1995 to
                                                                  December 1998; Officer
                                                                  of other Credit Suisse
                                                                  Funds and other
                                                                  CSAM-advised investment
                                                                  companies

                                       51

                                                                                              NUMBER OF
                                                                                             PORTFOLIOS
                                                       TERM OF                                 IN FUND
                                        POSITION(S)   OFFICE(1)                                COMPLEX
                                         HELD WITH  AND LENGTH OF  PRINCIPAL OCCUPATION(S)   OVERSEEN BY    OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE                      FUNDS     TIME SERVED   DURING PAST FIVE YEARS     DIRECTOR        HELD BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------------------
Robert M. Rizza                        Assistant    Since 2002    Assistant Vice                 --               --
Credit Suisse Asset Management, LLC    Treasurer                  President of CSAM since
466 Lexington Avenue                                              January 2001;
New York, New York 10017-3147                                     Administrative Officer
                                                                  of CSAM from March 1998
Age: 36                                                           to December 2000;
                                                                  Assistant Treasurer of
                                                                  Bankers Trust Corp.
                                                                  from April 1994 to
                                                                  March 1998;; Officer of
                                                                  other Credit Suisse
                                                                  Funds and other
                                                                  CSAM-advised investment
                                                                  companies



OWNERSHIP IN SECURITIES OF THE FUND AND FUND COMPLEX

          As reported to the Funds, the information in the following table reflects beneficial ownership by the Directors of certain securities as of December 31, 2001.



                                                                                AGGREGATE DOLLAR RANGE OF
                                                                                EQUITY SECURITIES IN ALL
                                                                                REGISTERED INVESTMENT
                                                                                COMPANIES OVERSEEN BY
                                         DOLLAR RANGE OF EQUITY                 DIRECTOR IN FAMILY OF
NAME OF DIRECTOR                         SECURITIES IN THE FUND*,(1)            INVESTMENT COMPANIES*,(1)
---------------------------------------- -------------------------------------- ---------------------------
INDEPENDENT DIRECTORS

Richard H. Francis                       Global Technology Fund: A              E

                                         Municipal Bond Fund: A

                                         Select Equity Fund: A

Jack W. Fritz                            Global Technology Fund: E              E

                                         Municipal Bond Fund: A

                                         Select Equity Fund: A

Jeffrey E. Garten                        Global Technology Fund: A              A

                                         Municipal Bond Fund: A

                                         Select Equity Fund: A

                                       52

                                                                                AGGREGATE DOLLAR RANGE OF
                                                                                EQUITY SECURITIES IN ALL
                                                                                REGISTERED INVESTMENT
                                                                                COMPANIES OVERSEEN BY
                                         DOLLAR RANGE OF EQUITY                 DIRECTOR IN FAMILY OF
NAME OF DIRECTOR                         SECURITIES IN THE FUND*,(1)            INVESTMENT COMPANIES*,(1)
---------------------------------------- -------------------------------------- ---------------------------
Peter F. Krogh                           Global Technology Fund: A              D

                                         Municipal Bond Fund: A

                                         Select Equity Fund: A

James S. Pasman, Jr.                     Global Technology Fund: A              D

                                         Municipal Bond Fund: A

                                         Select Equity Fund: A

Steven N. Rappaport                      Global Technology Fund: B              D

                                         Municipal Bond Fund: B

                                         Select Equity Fund: B

INTERESTED DIRECTOR

William W. Priest, Jr.                   Global Technology Fund: A              A

                                         Municipal Bond Fund: A

                                         Select Equity Fund: A



----------
* Key to Dollar Ranges:
    A. None
    B. $1 - $10,000
    C. $10,000 - $50,000
    D. $50,000 - $100,000
    E. Over $100,000

(1) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.

COMMITTEES AND MEETINGS OF DIRECTORS

          Each Fund has an Audit Committee, a Nominating Committee and a Valuation Committee. The members of the Audit Committee and the Nominating Committee consist of all the Directors who are not "interested persons" of the Funds as defined in the 1940 Act ("Independent Directors"), namely Messrs. Francis, Fritz, Garten, Krogh, Pasman and Rappaport. The Valuation Committee consists of at least two Directors, at least one of whom is an Independent Director.

          In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Fund, its Adviser and affiliates by the independent public accountants. The Audit Committee of each Fund met four times during the fiscal year ended August 31, 2002.

          The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors. The Nominating Committee will consider nominees recommended by the Fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Fund's Secretary. The Nominating Committee also considers the appointment of independent counsel to the Independent Directors. The Nominating Committee of each Fund met twice during the fiscal year ended August 31, 2002.

          The Valuation Committee reviews and approves the valuation of all fair valued securities whose fair valuations individually change the net asset value of a Fund by greater than 1%. In conducting this review, the Valuation Committee shall review and discuss an updated fair valuation summary with appropriate representatives of CSAM. The Valuation Committee of Global Technology Fund met once during the fiscal year ended August 31, 2002. The Valuation Committee of the Municipal Bond and Select Equity Funds did not meet during the fiscal year ended August 31, 2002.

          No employee of CSAM, CSAM's affiliates in the United Kingdom, Japan and Australia, State Street Bank and Trust Company and CSAMSI, the Funds' co-administrators, or any of their affiliates, receives any compensation from a Fund for acting as an officer or director of the Fund. Each Director who is not a director, trustee, officer or employee of CSAM, CSAM's affiliates in the United Kingdom, Japan and Australia, State Street, CSAMSI or any of their affiliates receives an annual fee of $750 and $250 for each meeting of the Boards attended by him for his services as Director, and is reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $250, and the chairman of the Audit Committee receives an annual fee of $325, for serving on the Audit Committee.

DIRECTORS' TOTAL COMPENSATION FOR FISCAL YEAR ENDED AUGUST 31, 2002



                                                             ALL INVESTMENT
                            GLOBAL                SELECT    COMPANIES IN THE
                          TECHNOLOGY  MUNICIPAL   EQUITY       CSAM FUND
   NAME OF DIRECTOR          FUND     BOND FUND    FUND         COMPLEX*
----------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

Richard H. Francis        $    3,312  $   2,812  $   2,812    $   106,708

                                       54

                                                             ALL INVESTMENT
                            GLOBAL                SELECT    COMPANIES IN THE
                          TECHNOLOGY  MUNICIPAL   EQUITY       CSAM FUND
   NAME OF DIRECTOR          FUND     BOND FUND    FUND         COMPLEX*
----------------------------------------------------------------------------
Jack W. Fritz             $    3,062  $   2,562  $   2,562    $    97,124

Jeffrey E. Garten         $    3,062  $   2,812  $   2,812    $   100,250

Peter F. Krogh            $    3,312  $   2,812  $   2,812    $   101,850

James S. Pasman, Jr.      $    3,312  $   2,812  $   2,812    $   106,350

Steven N. Rappaport       $    3,462  $   2,962  $   2,962    $   113,295


INTERESTED DIRECTOR

William W. Priest**             None       None       None           None



* Each Director serves as a Director or Trustee of 54 investment companies in the CSAM Fund Complex.

** Mr. Priest is a former employee of CSAM and, accordingly, receives no compensation from any Fund or any other investment company advised by CSAM.

          As of November 15, 2002, Directors and officers as a group, owned of record less than 1% of each Fund's outstanding shares.

INVESTMENT ADVISORY AGREEMENTS

          CSAM, located at 466 Lexington Avenue, New York, New York 10017-3147, serves as investment adviser to the Fund pursuant to a written investment advisory agreement between CSAM and the Fund (the "Advisory Agreement"). CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston ("CSFB"), part of the Credit Suisse Group ("Credit Suisse"), one of the world's largest financial organizations with approximately $819.6 billion in assets under management. CSFB is a leading global investment bank serving institutional, corporate, government and individual clients. CSFB's businesses include securities underwriting, sales and trading, investment banking, private equity, financial advisory services, investment research, venture capital, correspondent brokerage services and asset management. CSFB operates in 77 locations in 36 countries across six continents. CSFB is a business unit of the Zurich-based Credit Suisse Group, a leading global financial services company. As of September 30, 2002, Credit Suisse Asset Management employed 2,270 people worldwide and had global assets under management of approximately $284.3 billion, with $55.8 billion in assets under management in the U.S. The principal business address of Credit Suisse is Paradeplatz 8, CH8070, Zurich, Switzerland.






          The Advisory Agreement between each Fund and CSAM has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Board of Directors or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

          Pursuant to each Advisory Agreement, subject to the supervision and direction of the Board, CSAM is responsible for managing each Fund in accordance with the Fund's stated investment objective and policies. CSAM is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition to expenses that CSAM may incur in performing its services under the Advisory Agreement, CSAM pays the compensation, fees and related expenses of all Directors who are affiliated persons of CSAM or any of its subsidiaries.

          Each Fund bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors, or employees of CSAM or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Directors of the Fund; and any extraordinary expenses.

          Each class of a Fund bears all of its own expenses not specifically assumed by the Adviser or another service provider to the Fund. General expenses of the Funds not readily identifiable as belonging to a particular Fund are allocated among all Credit Suisse Funds by or under the direction of the Funds' Boards of Directors/Trustees in such manner as the Boards determine to be fair and accurate. Each class of the Funds pays its own administration fees and may pay a different share than the other classes of other expenses, except advisory and custodian fees, if those expenses are actually incurred in a different amount by such class or if a class receives different services.

          Each Advisory Agreement provides that CSAM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except that CSAM shall be liable for a loss resulting from a breach of fiduciary duty by CSAM with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect CSAM against any liability to the Fund or to shareholders of the Fund to which CSAM would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of CSAM's reckless disregard of its obligations and duties under the Advisory Agreement.

          Each Fund or CSAM may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          For its services to the Global Technology, Municipal Bond and Select Equity Funds; CSAM is paid (before any voluntary waivers or reimbursements) a fee computed daily and paid monthly at the annual rate of 1.00%, .70% and .75% of such Fund's average daily net assets, respectively. CSAM may voluntarily waive a portion of its fees from time to time and temporarily limit the expenses to be borne by a Fund.

          For the past three fiscal years ended August 31, the Funds paid CSAM advisory fees, and CSAM waived fees and/or reimbursed expenses of the Funds under the Advisory Agreements as follows:

AUGUST 31, 2002



         FUND                   FEES PAID (AFTER WAIVERS)                  WAIVERS             REIMBURSEMENTS
---------------------------------------------------------------------------------------------------------------
Global Technology               $  553,447                        $  581,136                   $        0

Municipal Bond                  $        0                        $  138,546                   $  145,536

Select Equity                   $        0                        $  115,720                   $  218,811



AUGUST 31, 2001



         FUND                   FEES PAID (AFTER WAIVERS)                  WAIVERS             REIMBURSEMENTS
---------------------------------------------------------------------------------------------------------------
Global Technology               $  2,321,035                      $  289,209                   $        0

Municipal Bond                  $      7,189                      $  129,705                   $   38,463

Select Equity                   $          0                      $  114,684                   $  143,057



AUGUST 31, 2000



         FUND                   FEES PAID (AFTER WAIVERS)                  WAIVERS             REIMBURSEMENTS
---------------------------------------------------------------------------------------------------------------
Global Technology               $  3,387,398                      $  208,789                   $       0

Municipal Bond                  $     16,239                      $  102,278                   $  29,397

Select Equity                   $     18,715                      $   85,919                   $  93,867



GLOBAL TECHNOLOGY FUND--SUB-ADVISORY AGREEMENTS

          Global Technology Fund has entered into Sub-Investment Advisory Agreements with CSAM and each of CSAM's United Kingdom affiliate ("CSAM U.K."), CSAM's Japanese affiliate ("CSAM Japan") and CSAM's Australian affiliate ("CSAM Australia"), each of which is named Credit Suisse Asset Management Limited (each of CSAM U.K., CSAM Japan and CSAM Australia may be referred to as a "Sub-Adviser").

          Subject to the supervision of CSAM, each Sub-Adviser, in the exercise of its best judgment, will provide investment advisory assistance and portfolio management advice to the Global Technology Fund in accordance with the Fund's Articles of Incorporation, as may be amended from time to time, the PROSPECTUS and STATEMENT OF ADDITIONAL INFORMATION, as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board. Each Sub-Adviser bears its own expenses incurred in performing services under the Sub-Advisory Agreement.

          CSAM U.K. is a corporation organized under the laws of England in 1982 and is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"). The principal executive office of CSAM U.K. is Beaufort House, 15 St. Botolph Street, London EC3A 7JJ, England. CSAM U.K. is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. CSAM U.K. has been in the money management business for over 16 years and as of September 30, 2002 managed approximately $47.4 billion in assets.

          CSAM Japan is a corporation organized under the laws of Japan in 1993 and is licensed as an investment adviser under the Japanese Investment Advisory Law and as an investment trust manager under the Japanese Trust Law. CSAM Japan is also registered as an investment adviser under the Advisers Act. The principal executive office of CSAM Japan is Shiroyama JT Mori Bldg. 3-1, Toranomon 4-Chome, Minato-Ku, Tokyo 105-6026 Japan. CSAM Japan is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. CSAM Japan, together with its predecessor company, has been in the money management business for over 16 years and as of September 30, 2002 managed approximately $8.7 billion in assets.

          CSAM Australia was registered as a company under the Laws of Victoria, Australia on September 15, 1989. CSAM Australia is licensed as a securities dealer and operator of managed investment schemes under the Australian Corporations Act of 2001 and is an investment adviser under the Advisers Act. The registered office of CSAM Australia is Level 32 Gateway, 1 Macquarie Place, Sydney 2001, Australia. CSAM Australia is a diversified asset manager, specializing in equity, fixed income and balanced portfolio management for a range of clients including pension funds, government agencies and large companies as well as private individuals. CSAM Australia has been in the funds management business for over 12 years and as of September 30, 2002 managed approximately $11.7 billion in assets.

          Under the Sub-Advisory Agreements with CSAM U.K. and CSAM Japan, CSAM (not the Global Technology Fund) pays each of CSAM U.K. and CSAM Japan an annual fee of $250,000 for services rendered with respect to the International Fund and all other Credit Suisse Funds for which that Sub-Adviser has been appointed to act as such. The portion of the fee allocated with respect to the Global Technology Fund is equal to the product of (a) the total fee and (b) a fraction, (i) the numerator of which is the average monthly assets of the Fund during such calendar quarter or portion thereof and (ii) the denominator of which is the aggregate average monthly assets of the Fund and certain other Credit Suisse Funds for which the Sub-Adviser has been appointed to act as sub-adviser during such calendar quarter or portion thereof. For the fiscal year ended August 31, 2002, the portion of the fees allocable to Global Technology Fund for CSAM U.K. and CSAM Japan were $5,708 and $5,734, respectively.

          Under the Sub-Advisory Agreement with CSAM Australia, CSAM (not the Global Technology Fund) pays CSAM Australia an annual fee of $480,000 for services rendered with respect to the Global Technology Fund and all other Credit Suisse Funds for which CSAM Australia has been appointed to act as Sub-Adviser. The portion of the fee allocated with respect to the Global Technology Fund is calculated in the same manner as set forth above with respect to the Sub-Advisory Agreements with CSAM U.K. and CSAM Australia. No fees were allocated to Global Technology Fund during the fiscal year ended August 31, 2002.

          Each Sub-Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Board of Directors or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Each Sub-Advisory Agreement provides that the Sub-Adviser shall exercise its best judgment in rendering the services described in the Sub-Advisory Agreement and that the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or CSAM in connection with the matters to which the Agreement relates, except that the Sub-Adviser shall be liable for a loss resulting from a breach of fiduciary duty by the Sub-Adviser with respect to the receipt of compensation for services; provided that nothing in the Sub-Advisory Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Fund or CSAM or to shareholders of the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement. Each Sub-Advisory Agreement may be terminated without penalty on 60 days' written notice by the Fund, CSAM or the Sub-Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

BOARD APPROVAL OF ADVISORY AGREEMENTS

          In approving the Advisory Agreement, the Board of Directors of each Fund, including the Independent Directors, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by CSAM or its affiliates in connection with providing services to the Fund, compared the fees charged by CSAM to those charged by CSAM with respect to its other clients for comparable services and to those charged by other investment advisers with respect to similar funds, and analyzed the expenses incurred by CSAM with respect to the Fund. The Board of Directors also considered the Fund's performance relative to a selected peer group, the Fund's total expenses in comparison to funds of comparable size, and other factors. Specifically, the Board of Directors noted information received at regular meetings throughout the year related to Fund performance and services rendered by CSAM, and benefits potentially accruing to CSAM and its affiliates from securities lending, administrative and brokerage relationships with affiliates of CSAM, as well as the Adviser's research arrangements with brokers who execute transactions on behalf of the Fund. The Board reviewed the profitability to CSAM and its affiliates of their services to the Fund and considered whether economies of scale in the provision of services to the Fund were being passed along to shareholders. The Board reviewed whether, and if so to what extent, CSAM or its affiliates were waiving their fees and/or reimbursing Fund expenses and acknowledged that the fee waivers and reimbursements could be discontinued at any time. The Board also reviewed whether it would be appropriate to adopt breakpoints in the rate of advisory fees, whereby the rate of advisory fees would be reduced as fund assets increased. After requesting and reviewing such information as they deemed necessary, the Board concluded that the Advisory Agreement was in the best interests of the Fund and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process.

          In approving each of the Sub-Advisory Agreements with CSAM U.K., CSAM Japan and CSAM Australia, the Board of the Global Technology Fund considered various matters and materials provided by CSAM, CSAM U.K., CSAM Japan and CSAM Australia. The Board considered, primarily, the benefits to the Global Technology Fund of retaining CSAM's United Kingdom, Japanese and Australian affiliates given the increased complexity of the domestic and international securities markets, specifically that retention of CSAM U.K., CSAM Japan and CSAM Australia would expand the universe of companies and countries from which investment opportunities could be sought and enhance the ability of the Global Technology Fund to obtain best price and execution on trades in international markets. The Board of the Global Technology Fund also carefully considered the particular expertise of CSAM U.K., CSAM Japan and CSAM Australia in managing the types of global investments which the Fund makes, including their personnel and research capabilities. The Board also evaluated the extent of the services to be offered by CSAM U.K., CSAM Japan and CSAM Australia. In addition, the Board of the Global Technology Fund took into account the lack of any anticipated adverse impact to the Fund as a result of the Sub-Advisory Agreements, particularly that the compensation paid to CSAM U.K., CSAM Japan and CSAM Australia would be paid by CSAM, not the Global Technology Fund, and, accordingly, that the retention of CSAM U.K., CSAM Japan and CSAM Australia would not increase the fees or expenses otherwise incurred by the Global Technology Fund's shareholders. After requesting and reviewing such information as they deemed necessary, the Board of the Global Technology Fund concluded that each Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve each Sub-Advisory Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process.

          Each Fund's Advisory Agreement has inadvertently terminated due to an administrative oversight. The Board of Directors of each Fund has approved a new investment advisory agreement with CSAM that is substantially identical to the lapsed Advisory Agreement and has recommended that the new agreement be presented to Fund shareholders for their approval. The Board of each Fund also approved CSAM's retention of advisory fees paid or payable to it from the date the Advisory Agreement terminated until shareholder approval of these fees is obtained.

ADMINISTRATION AGREEMENTS

          CSAMSI and State Street Bank and Trust Company ("State Street") serve as co-administrators to each Fund pursuant to separate written agreements with the Fund (the "CSAMSI Co-Administration Agreement" and the "State Street Co-Administration Agreement," respectively).

          CSAMSI became co-administrator to each Fund on November 1, 1999. For the services provided by CSAMSI under the CSAMSI Co-Administration Agreement, Municipal Bond Fund and Select Equity Fund each pay CSAMSI a fee calculated daily and paid monthly at the annual rate of .05% of the average daily net assets for the Common shares and .10 % of the average daily net assets for the Class A, Class B and Class C shares. Global Technology Fund pays CSAMSI a fee calculated daily and paid monthly at the annual rate of .05% of the first $125 of Common and Class A shares million of average daily net assets of Common and Class A shares and .10% of the average daily net assets over $125 million of Common and Class A shares.

          For the past three fiscal years ended August 31, the Funds paid CSAMSI co-administrative service fees, and CSAMSI waived such fees and/or reimbursed expenses under the CSAMSI Co-Administration Agreements as follows:

AUGUST 31, 2002



        FUND                    FEES PAID (AFTER WAIVERS)                WAIVERS                REIMBURSEMENTS
---------------------------------------------------------------------------------------------------------------
Global Technology               $  56,729                                 0                     0

Municipal Bond                  $   7,166                         $   5,724                     0

Select Equity                   $   3,481                         $   2,516                     0



AUGUST 31, 2001



        FUND                    FEES PAID (AFTER WAIVERS)                WAIVERS                REIMBURSEMENTS
---------------------------------------------------------------------------------------------------------------
Global Technology               $  95,736                         $  90,412                     0

Municipal Bond                  $      29                         $   3,880                     0

Select Equity                   $     242                         $   2,764                     0



AUGUST 31, 2000

        FUND                    FEES PAID (AFTER WAIVERS)                WAIVERS                REIMBURSEMENTS
---------------------------------------------------------------------------------------------------------------
Global Technology               $  173,255                        $  179,809                    0

Municipal Bond                  $       22                        $       84                    0

Select Equity                   $      115                        $      459                    0



          State Street became co-administrator to each Fund on June 1, 2002. For the services provided by State Street under the State Street Co-Administration Agreement, each Fund pays State Street a fee calculated at the annual rate of its pro-rated share of .05% of the first $5 billion in average daily net assets of the Credit Suisse Funds Complex (the "Fund Complex"), .035% of the Fund Complex's next $5 billion in average daily net assets, and .02% of the Fund Complex's average daily net assets in excess of $10 billion, exclusive of out-of-pocket expenses. Each class of shares of the Funds bears its proportionate share of fees payable to State Street in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation. For the period from June 1, 2002 through August 31, 2002, the Global Technology, Municipal Bond and Select Equity Funds paid State Street fees under the State Street Co-Administration Agreement of $18,872, $3,831 and $2,815, respectively.

          PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Financial Services Group, served as a co-administrator to each Fund prior to June 1, 2002. PFPC received fees for its services calculated on each Fund's average daily net assets, as follows:



FUND                                                         ANNUAL RATE
---------------------------------------------------------------------------------------------------------------
Global Technology                                            .08% for the first $500 million in assets

                                                             .07% for the next $1 billion

                                                             .06% for assets in excess of $1.5 billion

Municipal Bond                                               .07% of the first $150 million in assets

                                                             .06% for the next $150 million

                                                             .05% for assets in excess of $300 million

Select Equity                                                .075% for the first $500 million

                                                             .065% for the next $1 billion

                                                             .055% for assets in excess of $1.5 billion



          For the fiscal years ended August 31, the Funds paid PFPC administration fees and PFPC waived fees and/or reimbursed expenses as follows:

SEPTEMBER 1, 2001 THROUGH MAY 31, 2002



        FUND                    FEES PAID (AFTER WAIVERS)                WAIVERS                REIMBURSEMENTS
---------------------------------------------------------------------------------------------------------------
Global Technology               $  70,608                                 0                     0

Municipal Bond                  $  11,119                                 0                     0

                                       62

Select Equity                   $   9,200                                 0                     0



AUGUST 31, 2001



        FUND                    FEES PAID (AFTER WAIVERS)                WAIVERS                REIMBURSEMENTS
---------------------------------------------------------------------------------------------------------------
Global Technology               $  257,499                                0                     0

Municipal Bond                  $   14,709                                0                     0

Select Equity                   $    2,465                        $  11,947                     0



          Prior to November 1, 1999, Counsellors Funds Service, Inc. ("Counsellors Service") served as a co-administrator to each Fund. For the fiscal year ended August 31, 2000, the Funds paid PFPC and Counsellors Service administration fees, and PFPC and Counsellors Service waived fees and/or reimbursed expenses as follows:



                             PFPC                                                    COUNSELLORS SERVICE
-----------------------------------------------------------------------------------------------------------------------------
FUND               FEES PAID        WAIVERS    REIMBURSEMENTS  FUND            FEES PAID        WAIVERS    REIMBURSEMENTS
                   (AFTER WAIVERS)                                             (AFTER WAIVERS)
-----------------------------------------------------------------------------------------------------------------------------
Global Technology  $  443,622              0   0               Global          $  6,554             0      0
                                                               Technology
-----------------------------------------------------------------------------------------------------------------------------
Municipal Bond     $   35,217              0   0               Municipal Bond  $      3         $  15      0
-----------------------------------------------------------------------------------------------------------------------------
Select Equity      $   16,094       $  1,076   0               Select Equity   $      2         $   8      0
-----------------------------------------------------------------------------------------------------------------------------



          Each Fund and CSAM have obtained an order of exemption (the "Order") from the SEC to permit CSFB to act as lending agent for the Funds, to permit securities loans to broker-dealer affiliates of CSFB, and to permit the investment of cash collateral received by CSFB in the Cash Reserve Portfolio of Credit Suisse Institutional Services Fund (the "Portfolio"). The Order contains a number of conditions that are designed to ensure that CSFB's securities lending program does not involve overreaching by CSAM, CSFB or any of their affiliates. These conditions include percentage limitations on the amount of a Fund's assets that may be invested in the Portfolio, restrictions on the Portfolio's ability to collect sales charges and certain other fees, and a requirement that each Fund that invests in the Portfolio will do so at the same price as each other Fund and will bear its proportionate shares of expenses and receive its proportionate share of any dividends.

          CODE OF ETHICS

          Each Fund, CSAM, CSAM U.K., CSAM Japan, CSAM Australia, and CSAMSI have each adopted a written Code of Ethics (the "Code"), which permits personnel covered by the Code ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Fund. The Code also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Fund; and (4) Covered Persons may not invest in initial public offerings.


          The Board of each Fund reviews the administration of the Code at least annually and may impose sanctions for violations of the Code.


          CUSTODIAN AND TRANSFER AGENT

          State Street acts as the custodian for each Fund and also acts as the custodian for the Funds' foreign securities pursuant to a Custodian Agreement (the "Custodian Agreement"). Under the Custodian Agreement, State Street (a) maintains a separate account or accounts in the name of each Fund, (b) holds and transfers portfolio securities on account of each Fund, (c) accepts receipts and makes disbursements of money on behalf of each Fund, (d) collects and receives all income and other payments and distributions on account of each Fund's portfolio securities, and (e) makes periodic reports to the Funds' Boards of Directors concerning each Fund's operations. With the approval of the Board, State Street is authorized to select one or more foreign banking institutions and foreign securities depositories to serve as sub-custodian on behalf of the Funds and to select one or more domestic banks or trust companies to serve as sub-custodian on behalf of the Funds. For this service to the Funds under the Custodian Agreements, State Street receives a fee which is calculated based upon each Fund's average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Funds. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

          Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), serves as the shareholder servicing, transfer and dividend disbursing agent of each Fund pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of the Funds, (ii) addresses and mails all communications by the Funds to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Boards concerning the transfer agent's operations with respect to the Funds. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

          ORGANIZATION OF THE FUNDS

          Each Fund is a non-diversified, open-end management investment company. Each Fund was organized as a Maryland corporation on July 31, 1998. On January 1, 2000, the Select Equity Fund changed its name from "Warburg, Pincus Select Economic Value Equity Fund, Inc." to "Warburg, Pincus Focus Fund, Inc." On March 26, 2001, the Select Equity Fund changed its name from "Warburg Pincus Focus Fund, Inc." to "Credit Suisse Warburg Pincus Focus Fund, Inc." On December 12, 2001, the Select Equity Fund further changed its name to "Credit Suisse Select Equity Fund, Inc." On March 26, 2001, the Global Technology Fund changed its name Warburg Pincus Global Telecommunications Fund, Inc. to "Credit Suisse Warburg Pincus Global Telecommunications Fund, Inc." On December 12, 2001, the Global Technology Fund further changed its name to "Credit Suisse Global Technology Fund, Inc." On March 26, 2001, the Municipal Bond Fund changed its name from "Warburg Pincus Municipal Bond Fund, Inc." to "Credit Suisse Warburg Pincus Municipal Bond Fund." On December 12, 2001, the Municipal Bond Fund further changed its name to "Credit Suisse Municipal Bond Fund, Inc."

          The Select Equity Fund's charter authorizes the Fund's Board to issue six billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Common shares, one billion shares are designated Institutional shares, one billion shares are designated Advisor shares and one billion each are designated A, B and C shares. The Global Technology Fund and Municipal Bond Fund's charters authorizes each Fund's Board to issue four billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Common shares, one billion shares are designated Institutional shares, one billion shares are designated Advisor shares and one billion shares are designated Class A shares. Under each Fund's charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. A Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.

          The Municipal Bond Fund currently has two separate classes of shares:
Common shares and Class A shares. The Global Technology Fund currently has two separate classes of shares: Common shares and Class A shares. The Select Equity Fund currently has four separate classes of shares: Common shares, Class A shares, Class B shares and Class C shares.

          Shares of each class represent equal pro rata interests in the respective Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. Because of the higher fees paid by Class B and Class C shares, the total return on Class B and Class C shares can be expected to be lower than the total return on Class A and Common shares, and in turn, because of the higher fees paid by Class A shares, the total return on Class A shares can be expected to be lower than the total return on Common shares. Class B shares convert to Class A shares after 8 years but Class C shares never convert to another class of shares, so annual expenses remain higher for Class C shares. Common shares can be purchased only by certain types of investors as outlined in the Common class PROSPECTUS. Unless the context clearly suggests otherwise, references to a Fund in this prospectus are to the Fund as a whole and not to any particular class of the Fund's shares.


          Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of a Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of a Fund.


          Each Fund sends to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Periodic listings of the investment securities held by the Fund, as well as certain statistical characteristics of the Fund, may be obtained by calling Credit Suisse Funds at 800-927-2874 or on the Credit Suisse Funds web site at www.CreditSuisseFunds.com.

          DISTRIBUTION AND SHAREHOLDER SERVICING

          DISTRIBUTOR. CSAMSI serves as distributor of the Funds' shares and offers each Fund's shares on a continuous basis. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017.

          COMMON SHARES. Each Fund has adopted a Shareholder Servicing and Distribution Plan for its Common shares (the "Common Shares 12b-1 Plan"), pursuant to Rule 12b-1 under the 1940 Act, pursuant to which each Fund pays CSAMSI under the CSAMSI Co-Administration Agreement a fee calculated at an annual rate of .25% of the average daily net assets of the Common shares of each Fund. This fee is in addition to the co-administrative service fee paid by each Fund under the CSAMSI Co-Administrative Agreement and is intended to compensate CSAMSI, or to enable CSAMSI to compensate other persons ("Service Providers"), for providing Services (as defined below) to the Funds. Services performed by CSAMSI under the CSAMSI Co-Administration Agreement or by Service Providers include (i) services that are primarily intended to result in, or that are primarily attributable to, the sale of the Common shares, as set forth in the Common Shares 12b-1 Plan ("Selling Services") and (ii) ongoing servicing and/or maintenance of the accounts of Common shareholders of each Fund, as set forth in the Common Shares 12b-1 Plan ("Shareholder Services," and together with Selling Services, "Services").

          Shareholder Services may include, without limitation, responding to Fund shareholder inquiries and providing services to shareholders not otherwise provided by the Fund's distributor or transfer agent. Selling Services may include, without limitation, (a) the printing and distribution to prospective investors in Common shares of prospectuses and statements of additional information describing the Fund; (b) the preparation, including printing, and distribution of sales literature, advertisements and other informational materials relating to the Common Shares; (c) providing telephone services relating to the Fund, including responding to inquiries of prospective Fund investors; (d) formulating and implementing marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising and (e) obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable. In providing compensation for Services in accordance with Common Shares 12b-1 Plan, CSAMSI is authorized (i) to make, or cause to be made, payments to Service Providers reflecting an allocation of overhead and other office expenses related to providing Services and (ii) to make, or cause to be made, payments to compensate selected dealers or other authorized persons for providing any Services.

          For the fiscal year ended August 31, 2002, the Common Class shares of the Global Technology Fund, the Municipal Bond Fund and the Select Equity Fund paid CSAMSI $282,966, $38,529 and $15,234, respectively, under the Common Shares 12b-1 Plans.

          Each Fund has authorized certain broker-dealers, financial institutions, recordkeeping organizations and other financial intermediaries (collectively, "Service Organizations") or, if applicable, their designees, to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Fund may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by the Fund in proper form will be priced at the Fund's net asset value next computed after they are accepted by the Service Organization or its authorized designee. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased directly from the Funds.

          For administration, subaccounting, transfer agency and/or other services, CSAM or its affiliates may pay Service Organizations a fee of up to ..50% of the average annual value of accounts with the Funds maintained by such Service Organizations. Service Organizations may also be paid additional amounts on a one-time or ongoing basis, which may include a fee of up to 1.00% of new assets invested in a Fund. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper. Each Fund may reimburse CSAM part of this fee at rates they would normally pay to the transfer agent for providing the services.

          CLASS A, CLASS B AND CLASS C SHARES. The Select Equity Fund has adopted Plans of Distribution for its Class A shares, Class B shares and Class C shares ("A Shares 12b-Plan", "B Shares 12b-1 Plan" and "C Shares 12b-1 Plan," respectively). The Global Technology and Municipal Bond Funds have each adopted a Plan of Distribution for its Class A shares (the "A Shares 12b-1 Plan"). Each of the A Shares 12b-1 Plans, B Shares 12b-1 Plan and C Shares 12b-1 Plan permit the Funds to compensate CSAMSI for activities associated with the distribution of these classes shares.

          The A Shares 12b-1 Plans currently provide that a service fee of .25% per year of the average daily net assets of the Class A shares will be paid as compensation to CSAMSI. The Class B Plan currently provides that: (i) an asset based sales charge of .75% per year and (ii) a service fee of .25% per year, in each case, of the average daily net assets of the Class B shares will be paid as compensation to CSAMSI. The Class C Plan currently provides that: (i) an asset-based sales charge of .75% per year and (ii) a service fee of .25% per year, in each case, of the average daily net assets of the Class C shares will be paid as compensation to CSAMSI. For the fiscal year ended August 31, 2002, each Fund paid CSAMSI under its 12b-1 plans as follows:

FUND                            CLASS A 12b-1 PLAN           CLASS B 12b-1 PLAN           CLASS C 12b-1 PLAN
----------------------------------------------------------------------------------------------------------------------
Global Technology               $    520                          N/A                           N/A

Municipal Bond                  $    122                          N/A                           N/A

Select Equity                   $  1,028                     $  4,905                      $  2,475



During the fiscal year ended August 31, 2002, CSAMSI spent the fees paid under each Fund's A Shares 12b-1 Plan as follows:



                                          GLOBAL TECHNOLOGY         MUNICIPAL BOND           SELECT EQUITY
----------------------------------------------------------------------------------------------------------------------
Advertising                               $   4,239                 $    453                 $    272

Printing and mailing prospectuses for     $   9,121                 $  3,753                 $  3,470
promotional purposes

Compensation to broker-dealers            $  17,316                 $      0                 $      0

People-related and occupancy              $   4,634                 $    564                 $    406

Other                                     $     730                 $     83                 $    154



During the fiscal year ended August 31, 2002, CSAMSI spent the fees paid under Select Equity Fund's B Shares and C Shares 12b-1 Plans as follows:



                                          CLASS B                   CLASS C
--------------------------------------------------------------------------------------------
Advertising                               $     373                 $     68

Printing and mailing prospectuses for     $   2,179                 $  3,121
promotional purposes

Compensation to broker-dealers            $  31,606                 $  5,648

People-related and occupancy              $     577                 $    152

Other                                     $     152                 $     57



          With respect to sales of the Select Equity Fund's Class B and Class C shares and certain sales of each Fund's Class A shares through a broker-dealer, financial intermediary or financial institution (each a "financial representative"), CSAMSI pays the financial representative a concession at the time of sale. In addition, an ongoing maintenance fee is typically paid to financial representatives on sales of Class A, Class B and Class C shares. The payments to the financial representatives will continue to be paid for as long as the related assets remain in the Funds.

          In addition to the concession and maintenance fee paid to financial representatives, CSAMSI or its affiliates may from time to time pay additional compensation on a one-time or ongoing basis to financial representatives in connection with the sale of shares, which may include a fee of up to 1.00% of new assets invested in a Fund. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such financial representatives, to provide additional compensation to registered representatives or employees of such intermediaries who sell shares of the Funds. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Funds during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such intermediary may elect to receive cash incentives of equivalent amounts in lieu of such payments.

          GENERAL. Each of the Common Shares, A Shares, B Shares and C Shares 12b-1 Plans will continue in effect for so long as its continuance is specifically approved at least annually by each Fund's Board, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plans ("Independent Directors"). Any material amendment of any of the Common Shares 12b-1 Plans or A Shares, B Shares and C Shares 12b-1 Plans would require the approval of the Board in the same manner. The Common Shares, A Shares, B Shares and C Shares 12b-1 Plans may not be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares. Each of the Common Shares, A Shares, B Shares and C Shares 12b-1 Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares.

          Payments by the Funds to CSAMSI under the Common Shares, A Shares, B Shares and C Shares 12b-1 Plans are not tied exclusively to the distribution expenses actually incurred by CSAMSI and the payments may exceed the distribution expenses actually incurred.

          CSAMSI provides the Board of each Fund with periodic reports of amounts spent under the Common Shares, A Shares, B Shares and C Shares 12b-1 Plans and the purposes for which the expenditures were made.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          The offering price of each Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund, plus, in the case of Class A shares of the Funds, any applicable sales charges.


          As a convenience to the investor and to avoid unnecessary expense to the Funds, share certificates representing shares of the Funds are not issued except upon the written request of the shareholder and payment of a fee in the amount of $50 for such share issuance. The Funds retain the right to waive such fee in their sole discretion. This facilitates later redemption and relieves the shareholder of the responsibility and inconvenience of preventing the share certificates from becoming lost or stolen. No certificates are issued for fractional shares (although such shares remain in the shareholder's account on the books of the Funds).


          Brokerage firms and other intermediaries which have entered into the appropriate selling or service agreement with the Funds are authorized to accept orders on the Funds' behalf. Shareholders maintaining Fund accounts through brokerage firms and other intermediaries should be aware that such institutions may necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of a Fund itself so that the institutions may properly process such orders prior to their transmittal to the Fund or CSAMSI. Should an investor place a transaction order with such an intermediary after its deadline, the intermediary may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, a brokerage firm may accept purchase orders from its customers up to 2:15 p.m. for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.


          COMMON CLASS SHARES. To purchase Common shares directly from Fund, contact the Fund to obtain an application. Fill it out and mail it to the Funds along with an investment check, payable to "Credit Suisse Funds." The Funds cannot accept "starter" checks that do not have your name preprinted on them. The Funds also cannot accept checks payable to you or to another party and endorsed to the order of the Funds. These types of checks may be returned to you and your purchase order may not be processed.

          The Common Class shares of each Fund are closed to new investors, other than (a) investors in employee retirement, stock, bonus, pension or profit sharing plans, (2) investment advisory clients of CSAM, (3) certain registered investment advisers ("RIAs") and (4) certain broker-dealers and RIAs with clients participating in comprehensive fee programs. Any Common Class shareholder of a Fund as of the close of business on December 12, 2001 can continue to buy Common Class shares of that Fund and open new accounts under the same social security number. Prospective investors in Common Class shares may be required to provide documentation to determine their eligibility to purchase Common Class shares. Each Common Class shareholder receives a quarterly account statement, as well as a statement after any transaction that affects the shareholder's account balance or share registration (other than distribution reinvestments and automatic transactions such as the Automatic Monthly Investment Plan and Automatic Withdrawal Plan).

          CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES.

          Class A shares, Class B shares and Class C shares are designed for investors seeking the advice of financial representatives and are not offered directly for purchase from the Funds. All purchases of Class A shares, Class B shares and Class C shares are confirmed to each shareholder and are credited to such shareholder's account at net asset value after receipt in good order and deduction of any applicable sales charge.

          Class A shares of the Funds are sold to investors at the public offering price, which is the net asset value plus the applicable sales charge (unless you are entitled to a waiver):

INITIAL SALES CHARGE -- CLASS A OF THE GLOBAL TECHNOLOGY AND SELECT EQUITY FUNDS

AMOUNT PURCHASED                                        AS A % OF        AS A % OF            COMMISSION TO
                                                         AMOUNT           OFFERING              FINANCIAL
                                                        INVESTED           PRICE          REPRESENTATIVE AS A %
                                                                                            OF OFFERING PRICE
-----------------------------------------------------------------------------------------------------------------
Less than $50,000                                         6.10%              5.75%                   5.00%

$50,000 to less than $100,000                             4.99%              4.75%                   4.00%

$100,000 to less than $250,000                            3.90%              3.75%                   3.00%

$250,000 to less than $500,000                            2.56%              2.50%                   2.00%

$500,000 to less than $1,000,000                          2.04%              2.00%                   1.75%

$1,000,000 or more                                           0*                 0                    1.00%**

* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described in the Prospectus).


** The distributor may pay a financial representative a fee as follows: up to 1% on purchases up to and including $3 million, up to .50% on the next $47 million and up to .25% on purchase amounts over $50 million.

INITIAL SALES CHARGE -- CLASS A SHARES OF THE MUNICIPAL BOND FUND



AMOUNT PURCHASED                                        AS A % OF        AS A % OF            COMMISSION TO
                                                         AMOUNT           OFFERING              FINANCIAL
                                                        INVESTED           PRICE          REPRESENTATIVE AS A %
                                                                                            OF OFFERING PRICE
-----------------------------------------------------------------------------------------------------------------
Less than $50,000                                         3.09%             3.00%                  2.75%

$50,000 to less than $100,000                             2.04%             2.00%                  1.75%

$100,000 to less than $250,000                            1.01%             1.00%                  0.90%

$250,000 or more                                            0%*                0%                  0.50%**



* On purchases of $250,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described in the Prospectus).

** The distributor may pay a financial representative a fee as follows: up to ..50% on purchases up to and including $3 million, up to .25% on the next $47 million, and up to .125% on purchase amounts over $50 million.

          SPECIAL PROMOTION FOR CLASS A SHARES OF MUNICIPAL BOND FUND. For a limited time beginning on a date selected by CSAMSI (the "Commencement Date"), up through the earlier of December 31, 2003 or a date selected by CSAMSI (the "Promotion Period"), investors may purchase Class A shares of the Municipal Bond Fund without an initial sales charge or Limited CDSC. Financial representatives shall receive the following, one-time compensation from CSAMSI (and not from the Municipal Bond Fund) with respect to Fund shares purchased during the Promotion Period:



           AMOUNT PURCHASED                         COMMISSION TO FINANCIAL REPRESENTATIVE
                                                            AS A % OF OFFERING PRICE
---------------------------------------------------------------------------------------------
Up to and including $1 million on the                                 0.25%
Commencement Date through the end of the
Promotion Period



Financial representatives will also receive an ongoing service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares they service, including shares purchased during the Promotion Period. The Promotion Period may be terminated at the discretion of CSAMSI without prior notice.

          From time to time, the distributor may re-allow the full amount of the sales charge to brokers as a commission for sales of such shares. Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Funds as defined in the Securities Act of 1933.

          Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Funds' Class A, Class B or Class C shares. Some may establish higher minimum investment requirements than set forth in the PROSPECTUS. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the client's return. Firms also may hold the Funds' Class A, Class B or Class C shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Funds' transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Funds and/or from CSAMSI or an affiliate for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may have access to their clients' direct Fund accounts for servicing, including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and disbursements of cash dividends. Such firms may receive compensation from the Funds and/or from CSAMSI or an affiliate for these services. The PROSPECTUS relating to Class A, Class B or Class C shares should be read in connection with such firms' material regarding their fees and services.

          Reduced sales charges shown in the above schedules apply to the aggregate of purchases of Class A shares of the Funds made at one time by any "purchaser." The term "purchaser" includes:

     - an individual, the individual's spouse or domestic partner, and his or her children and parents (each, an "immediate family member"), including any Individual Retirement Account (IRA) of the individual or an immediate family member;

     - any company controlled by the individual and/or an immediate family member (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

     - a trust created by the individual and/or an immediate family member, the beneficiaries of which are the individual and/or an immediate family member; and

     - a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual and/or an immediate family member.

          INITIAL SALES CHARGES WAIVERS. The initial sales charge may be waived for the following shareholders or transactions: (1) investment advisory clients of the Adviser; (2) officers, current and former Directors of the Funds, current and former Directors or trustees of other investment companies managed by the Adviser or its affiliates, officers, directors and full-time employees of the Adviser and of its affiliates ("Related Entities"); or the spouse, siblings, children, parents or grandparents of any such person or any such person's spouse (collectively, "relatives"), or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the Funds); (3) an agent or broker of a dealer that has a sales agreement with the distributor, for his or her own account or an account of a relative of any such person, or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the Funds); (4) shares purchased by RIAs on behalf of fee-based accounts or by broker-dealers that have sales agreements with the Funds and for which shares have been purchased on behalf of wrap fee client accounts and for which such RIAs or broker-dealers perform advisory, custodial, record keeping or other services; (5) shareholders who received shares in the Credit Suisse Funds as a result of the merger of Neuwirth Fund, Inc., Pine Street Fund, Inc. or deVegh Mutual Fund, Inc., and who have maintained their investment in such shares;
(6) shares purchased for 401(k) Plans, 403(b) Plans, 457 Plans, employee benefit plans sponsored by an employer and pension plans; (7) Class B shares which are automatically converted to Class A shares; (8) Class A shares acquired when dividends and distributions are reinvested in the Funds; and (9) shares purchased through a broker-dealer (the "broker") that has entered into a special agreement with CSAMSI to allow the broker's customers to purchase shares of the Funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than the Credit Suisse Funds) on which an initial sales charge was paid. The transfer agent must be notified of this waiver prior to the purchase.

          For the fiscal year ended August 31, 2002, CSAMSI earned $598, $1,532 and $24,172 on the sale of Class A shares of Global Technology, Municipal Bond and Select Equity Funds, respectively, of which CSAMSI retained $90, $197 and $4,023, respectively. For the fiscal year ended August 31, 2002, CSAMSI earned $0, $0 and $0 on contingent deferred sales charges on redemptions of Class A shares of Global Technology, Municipal Bond and Select Equity Funds, respectively. For the fiscal year ended August 31, 2002, CSAMSI earned $1 and $1,909 in contingent deferred sales charges on redemptions of Class B and Class C shares, respectively, of Select Equity Fund.

          REDEMPTIONS

          GENERAL. Shares of the Funds may be redeemed at a redemption price equal to the net asset value per share, as next computed as of the regular trading session of the NYSE following the receipt in proper form by the Funds of the shares tendered for redemption, less any applicable contingent deferred sales charge in the case of Class B and Class C shares of the Select Equity Fund, and certain redemptions of Class A shares of the Funds.

          Under the 1940 Act, a Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of Fund securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

          If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which a Fund is obligated to redeem shares, with respect to any one shareholder during any 90- day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of the period.

          AUTOMATIC CASH WITHDRAWAL PLAN

          An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of the relevant Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund. As described in the Prospectus, certain withdrawals under the Plan for the Class A, B and C shares of the Funds may be subject to a deferred sales charge.

          SPECIAL PROVISIONS APPLICABLE TO SELECT EQUITY FUND CLASS B AND CLASS C SHARES


          The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                          CONTINGENT DEFERRED SALES
                                        CHARGE AS A PERCENTAGE OF THE
                 YEAR SINCE PURCHASE    LESSER OF DOLLARS INVESTED OR
                     PAYMENT MADE            REDEMPTION PROCEEDS
            FIRST                                   4.0%
            SECOND                                  3.0%
            THIRD                                   2.0%
            FOURTH                                  1.0%
            AFTER FOURTH                            0.0%


          For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

          CONTINGENT DEFERRED SALES CHARGE - GENERAL. The following example will illustrate the operation of the contingent deferred sales charge on Class B shares. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.


          The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins on the last day of the month in which the order for the investment is received. For example, an investment made on September 10, 2002 will be eligible for the second year's charge if redeemed on or after October 1, 2003. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. CSAMSI receives any contingent deferred sales charge directly.

          The CDSC applicable to redemptions of Class C shares made within one year from the original date of purchase of such shares is waived for donor-advised charitable funds advised or sponsored by CSAM or its affiliates.

          REDEMPTION FEE ON GLOBAL TECHNOLOGY FUND COMMON CLASS SHARES.

          Global Technology Fund imposes a 2.00% redemption fee (short-term trading fee) on Common Class shares redeemed or exchanged within 30 days from day of purchase. This fee is calculated based on the shares' aggregate net asset value on the date of redemption and deducted from the redemption proceeds. The fee is paid to the Fund to offset costs associated with short-term shareholder trading. For purposes of computing the redemption fee, any shares purchased through reinvestment of dividends or distributions will be redeemed first without charging the fee, followed by the shares held longest. The redemption fee will not apply to shares purchased by investment advisory clients of CSAM or any of its affiliates, wrap fee accounts, 401(k) plans, 403(b) plans, 457 plans and other employee benefit or retirement plans sponsored by an employer, or to shares acquired by reinvestment of dividends or distributions.

          The Fund's Board approved the redemption fee to limit the disruptive effects on the portfolio management of the Fund that result from "market timing" of the Fund's shares. Market timing of large dollar amounts can make it difficult to implement investment strategies because the portfolio managers cannot predict how much cash the Fund will have to invest. The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund's view, is likely to engage in excessive trading.


                               EXCHANGE PRIVILEGE


          An exchange privilege with certain other funds advised by CSAM is available to investors in each Fund. A Common shareholder may exchange Common shares of a Fund for Common shares of another Credit Suisse Fund at their respective net asset values. A Class A shareholder of the Funds or Class B or Class C shareholder of the Select Equity Fund may exchange those shares for shares of the same class of another Credit Suisse Fund at their respective net asset values, subject to payment of any applicable sales charge differential, or for shares of a Credit Suisse money market fund without payment of any sales charge differential. Not all Credit Suisse Funds offer all classes of shares.

          If an exchange request is received by Credit Suisse Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined at the end of that business day. Exchanges must satisfy the minimum dollar amount necessary for new purchases and will be effected without a sales charge, except for exchanges of Class A shares of the Funds or Class B or Class C shares of the Select Equity Fund. A redemption fee may be imposed on exchanges of Common Class shares of Global Technology fund if such shares are exchanged within 30 days after purchase. The Funds may refuse exchange purchases at any time without prior notice.


          The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of a Fund for shares in another Credit Suisse Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Credit Suisse Fund, an investor should contact Credit Suisse Funds at 800-927-2874.


          The Funds reserve the right to refuse exchange purchases by any person or group if, in CSAM's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The Funds reserve the right to terminate or modify the exchange privilege at any time upon 60 days' notice to shareholders.


                     ADDITIONAL INFORMATION CONCERNING TAXES

          The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares in the Funds. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.


          THE FUNDS AND THEIR INVESTMENTS

          Each Fund intends to continue to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings (the "Asset Diversification Requirement") so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

          As a regulated investment company, a Fund will not be subject to United States federal income tax on its net investment income (I.E., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of the sum of its investment company taxable income (I.E., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers)), and its net tax-exempt interest income for the taxable year is distributed (the "Distribution Requirement"), but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. Any dividend declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

          Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Board of Directors of each Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Each Fund currently expects to distribute any such excess annually to its shareholders. However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their own United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

          The Code imposes a 4% nondeductible excise tax on each Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

          If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains or tax-exempt interest. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

          A Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (I.E., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (I.E., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

          A Fund's investments in zero coupon securities, if any, may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security's face value and its purchase price is imputed as income to the Fund each year even though the Fund receives no cash distribution until maturity. Under the U.S. federal tax laws, the Fund will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Fund.

          "Constructive sale" provisions apply to activities by the Fund which lock in gain on an "appreciated financial position." Generally, a "position" is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, an option, or a future or forward contract. The entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of a stock or debt instrument at a time when the Fund holds an offsetting (short) appreciated position in the stock or debt instrument, is treated as a "constructive sale" that gives rise to the immediate recognition of gain (but not loss). The application of these rules may cause the Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.


          Exempt interest dividends distributed to shareholders by the Municipal Bond Fund are not included in the shareholder's gross income for regular federal income tax purposes. In order for the Municipal Bond Fund to pay exempt interest dividends during any taxable year, at the close of each quarter of the Municipal Bond Fund's taxable year at least 50% of the value of the Municipal Bond Fund must consist of exempt interest obligations.


          In addition, the Municipal Bond Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a nonexempt person who regularly uses a part of such facilities in his trade or business and (a) whose gross revenues are more than 5% of the total revenue derived by all users of such facilities, (b) who occupies more than 5% of the entire usable area of such facilities, or (c) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholder.


          The alternative minimum tax is a special tax that applies to a limited number of taxpayers who have certain adjustments or tax preference items. Available pre-tax returns on Alternative Minimum Tax Bonds acquired by the Municipal Bond Fund are generally higher than those from other comparable municipal obligations acquired by the Municipal Bond the Fund due to the possibility of federal, state and local alternative minimum tax liability on Alternative Minimum Tax Bonds.

          Under the Code, interest on specified private activity bonds issued after August 7, 1986, although otherwise exempt from federal income tax, is treated as an item of tax preference for purposes of the alternative minimum tax on individuals and corporations. If the Municipal Bond Fund invests in such specified "private activity bonds," it will report a portion of the "exempt-interest dividends" paid to its shareholders as interest on specified private activity bonds, and hence as a tax preference item. In addition, exempt interest dividends are included in the "adjusted current earnings" adjustment for purposes of the corporate alternative minimum tax. The amount of the alternative minimum tax imposed by the Code is the excess, if any, of the taxpayer's "tentative minimum tax" over the taxpayer's regular tax liability for the taxable year. The "tentative minimum tax" is equal to (i) 26% of the first $175,000, and 28% of any amount over $175,000 (for corporations, 20% of the whole), of the taxpayer's alternative minimum taxable income (defined as regular taxable income modified by certain adjustments and increased by the taxpayer's "items of tax preference," including the adjustment for corporate current earnings and the tax preference for tax-exempt interest on private activity bonds described above) for the taxable year in excess of the exemption amount, less (ii) the alternative minimum tax foreign tax credit for the taxable year. The exemption amount is $40,000 for corporations, $45,000 for those filing joint returns, lesser amounts for others, and is phased out over certain income levels. Prospective investors should consult their own tax advisers with respect to the possible application of the alternative minimum tax to their tax situations.


          In addition, the receipt of Municipal Bond Fund dividends and distributions may affect a foreign corporate shareholder's federal "branch profits" tax liability and a Subchapter S corporation shareholder's federal "excess net passive income" tax liability. Shareholders should consult their own tax advisers as to whether they are (i) substantial users with respect to a facility or related to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, any applicable state alternative minimum tax, the federal branch profits tax, or the federal excess net passive income tax.


          Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Bond Fund is not deductible for federal income tax purposes if (as expected) the Municipal Bond Fund distributes exempt interest dividends during the shareholder's taxable year. Receipt of exempt interest dividends may result in collateral federal income tax consequences to certain other taxpayers, including financial institutions, property and casualty insurance companies, individual recipients of Social Security or Railroad Retirement benefits, and foreign corporations engaged in a trade or business in the United States. In particular, the receipt of exempt interest dividends paid by the Fund may cause a shareholder's social security or railroad retirement benefits to become subject to federal income taxation if such dividends, when added to the shareholder's other income, exceed certain threshold amounts. Prospective investors should consult their own tax advisers as to such consequences.

          Special Tax Considerations

          The following discussion relates to the particular federal income tax consequences of the investment policies of the Funds.


          STRADDLES. The options transactions that the Funds enter into may result in "straddles" for federal income tax purposes. The straddle rules of the Code may affect the character of gains and losses realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Funds for the taxable year in which such losses are realized. Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the "required distribution" that the Funds must make in order to avoid federal excise tax. Furthermore, in determining their investment company taxable income and ordinary income, the Funds may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The tax consequences to the Funds of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time the Funds are uncertain which (if any) of these elections they will make.


          OPTIONS AND SECTION 1256 CONTRACTS. The writer of a covered put or call option generally does not recognize income upon receipt of the option premium. If the option expires unexercised or is closed on an exchange, the writer generally recognizes short-term capital gain. If the option is exercised, the premium is included in the consideration received by the writer in determining the capital gain or loss recognized in the resultant sale. However, certain options transactions as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market, will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (I.E., marked-to-market), regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end marking-to-market of Section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss is treated as ordinary income or loss. Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of the relevant Fund for purposes of the Distribution Requirement, even if it were wholly attributable to the year-end marking-to-market of Section 1256 contracts that the relevant Fund continued to hold. Investors should also note that Section

1256 contracts will be treated as having been sold on October 31 in calculating the "required distribution" that a Fund must make to avoid federal excise tax liability.


          Each of the Funds may elect not to have the year-end mark-to-market rule apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of such Fund that are not Section 1256 contracts (the "Mixed Straddle Election").

          FOREIGN CURRENCY TRANSACTIONS. In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the Asset Diversification Requirement.

          Under Code Section 988 special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss. In certain circumstances where the transaction is not undertaken as part of a straddle, a Fund may elect capital gain or loss treatment for such transactions. Alternatively, a Fund may elect ordinary income or loss treatment for transactions in futures contracts and options on foreign currency that would otherwise produce capital gain or loss. In general gains or losses from a foreign currency transaction subject to Code Section 988 will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if losses from a foreign currency transaction subject to Code Section 988 exceed other investment company taxable income during a taxable year, a Fund will not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his Shares.


          PASSIVE FOREIGN INVESTMENT COMPANIES. If a Fund acquires shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), such Fund may be subject to federal income tax and a deferral interest charge on any "excess distribution" received with respect to such shares or any gain recognized upon a disposition of such shares, notwithstanding the distribution of such income to the shareholders of such Fund. Additional charges in the nature of interest may also be imposed on a Fund in respect of such deferred taxes. However, in lieu of sustaining the foregoing tax consequences, a Fund may elect to have its investment in certain PFICs taxed as an investment in a "qualified electing fund" ("QEF"). A Fund making a QEF election would be required to include in its income each year a ratable portion, whether or not distributed, of the ordinary earnings and net capital gain of the QEF. Any such QEF inclusions would have to be taken into account by a Fund for purposes of satisfying the Distribution Requirement and the excise tax distribution requirement.

          A Fund may elect (in lieu of paying deferred tax or making a QEF election) to mark-to-market annually any PFIC shares that it owns and to include any gains (but not losses) that it was deemed to realize as ordinary income. A Fund generally will not be subject to deferred federal income tax on any gains that it is deemed to realize as a consequence of making a mark-to-market election, but such gains will be taken into account by the Fund for purposes of satisfying the Distribution Requirement and the excise tax distribution requirement.

          ASSET DIVERSIFICATION REQUIREMENT. For purposes of the Asset Diversification Requirement, the issuer of a call option on a security (including an option written on an exchange) will be deemed to be the issuer of the underlying security. The Internal Revenue Service has informally ruled, however, that a call option that is written by a fund need not be counted for purposes of the Asset Diversification Requirement where the fund holds the underlying security. However, the Internal Revenue Service has also informally ruled that a put option written by a fund must be treated as a separate asset and its value measured by "the value of the underlying security" for purposes of the Asset Diversification Requirement, regardless (apparently) of whether it is "covered" under the rules of the exchange. The Internal Revenue Service has not explained whether in valuing a written put option in this manner a fund should use the current value of the underlying security (its prospective future investment); the cash consideration that must be paid by the fund if the put option is exercised (its liability); or some other measure that would take into account the fund's unrealized profit or loss in writing the option. Under the Code, a fund may not rely on informal rulings of the Internal Revenue Service issued to other taxpayers. Consequently, a Fund may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its writing of options in order to stay within the limits of the Asset Diversification Requirement.


          FOREIGN TAXES. Dividends and interest received by the Funds on investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. If a Fund qualifies as a regulated investment company, if certain asset and distribution requirements are satisfied and if more than 50% of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, a Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

          FUND TAXES ON SWAPS. As a result of entering into index swaps, the Funds may make or receive periodic net payments. They may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction.

Periodic net payments will constitute ordinary income or deductions, while termination of a swap will result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).

          DIVIDENDS AND DISTRIBUTIONS. Dividends of taxable net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. Dividends and distributions paid by a Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets).

          Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.


          Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

          If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (I.E., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.


          SALES OF SHARES. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder of the Municipal Bond Fund on the sale of a share of such Fund held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt interest dividends received by the shareholder with respect to such share. Moreover, any loss realized by a shareholder on the sale of a share of any Fund held by the shareholder for six months or less will (to the extent not disallowed as set forth in the previous sentence with respect to shares of the Municipal Bond
Fund) be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

          BACKUP WITHHOLDING. A Fund may be required to withhold, for United States federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.


          NOTICES. Shareholders will be notified annually by the relevant Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "The Funds and Their Investments") made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

          OTHER TAXATION. Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.


THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL FEDERAL INCOME TAX CONSEQUENCES AFFECTING THE FUNDS AND THEIR SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUNDS.


                          DETERMINATION OF PERFORMANCE


          From time to time, a Fund may quote the total return of its shares in advertisements or in reports and other communications to shareholders. Funds that meet the size requirements for listing in THE WALL STREET JOURNAL are listed under the heading "Credit Suisse Common" for Common Class shares and "Credit Suisse ABC" for Class A, Class B and Class C shares. Current total return figures may be obtained by calling Credit Suisse Funds at 800-927-2874.

          AVERAGE ANNUAL TOTAL RETURNS. Each Fund that advertises its "average annual total return" computes such return separately for each class of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

     P(1+T)TO THE POWER OF n = ERV


     Where:    P = hypothetical initial payment of $1,000;


               T = average annual total return;


               n = number of years; and

               ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof).





          Each Fund that advertises its "aggregate total return" computes such returns separately for each class of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                         [(ERV) - l]
Aggregate Total Return =   ---
                            P


          The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formulas) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. It is also assumed that with respect to the Class A shares of the Funds, the maximum initial sales charge of 5.75% in the case of the Global Technology and Select Equity Funds and 3.00% in the case of the Municipal Bond Fund was deducted at the time of investment and with respect to the Class B and Class C shares of the Select Equity Fund, at the end of the relevant periods, the entire amount was redeemed and the appropriate CDSC, if any, was deducted. Investors should note that this performance may not be representative of the Funds' total returns in longer market cycles.


          Although total return is calculated in a separate manner for each class of shares, under certain circumstances, performance information for a class may include performance information of another class with an earlier inception date.


          The average annual total returns for the Common shares of the following Funds for the periods ended August 31, 2002 were as follows:



                                                                          SINCE
                                         5 YEAR          10 YEAR        INCEPTION
FUND                     1 YEAR       (ANNUALIZED)     (ANNUALIZED)    (ANNUALIZED)    INCEPTION DATE
----                     ------       ------------     ------------    ------------    --------------
Global Technology       -34.73%           6.46%             N/A            8.26%          12/04/96
Municipal Bond            5.56%            N/A              N/A            5.49%          10/30/98
Select Equity           -20.21%            N/A              N/A            0.31%          10/30/98

          The aggregate total returns for the Common shares of the following Funds for the periods ended August 31, 2002 since inception were as follows:



FUND                       AGGREGATE RETURN            INCEPTION DATE
----                       ----------------            --------------
Global Technology               57.75%                    12/04/96
Municipal Bond                  22.78%                    10/30/98
Select Equity                    1.18%                    10/30/98



          Because the Class A shares of Global Technology, Municipal Bond and Select Equity Funds and the Class B and Class C shares of Select Equity Fund do not have a full calendar year of performance, performance for these classes is not presented.

          Performance information provided above for the Funds reflects the performance of the Common Class shares. The performance information provided above has not been restated to adjust for expense waivers and/or reimbursements. Had these expense adjustments been made, the performance information shown above would have been lower.






          The Funds may also from time to time include in advertising an aggregate total return figure or a total return figure that is not calculated according to the formulas set forth above in order to compare more accurately a Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Inc., CDA/Wiesenberger Investment Technologies, Inc. or Wiesenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average, as appropriate, a Fund may calculate its aggregate and/or average annual total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. The Funds do not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Funds will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


          YIELD


          Certain Funds may advertise a 30-day (or one month) yield. Such yields are calculated separately for each class of shares in each Fund in accordance with the method prescribed by the SEC for mutual funds:


                            2[(a - b + 1)TO THE POWER OF 6 - 1)
                    YIELD =    -----
                                cd

Where:    a =    dividends and interest earned by a Fund during the
                 period;

          b =    expenses accrued for the period (net of
                 reimbursements);

          c = average daily number of shares outstanding during the period, entitled to receive dividends; and

          d = maximum offering price per share on the last day of the period.

          For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

          With respect to receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period, and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or (b) not to amortize discount or premium on the remaining security.


          Based on the foregoing calculation, the yields for the Common and Class A shares of Municipal Bond Fund for the 30-day period ended August 31, 2002 were 3.08% and 3.00%, respectively.

          TAX-EQUIVALENT YIELD - MUNICIPAL BOND FUND

          Tax-equivalent yield is the net annualized taxable yield needed to produce a specified tax-exempt yield at a given tax rate based on a specified 30-day (or one month) period assuming semiannual compounding of income. Tax-equivalent yield is calculated by dividing that portion of the Fund's yield (as computed in the yield description above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.



                          TAXPAYERS WITH AN            WOULD NEED TO          TO RECEIVE AFTER-TAX
                          EFFECTIVE COMBINED           EARN A TAXABLE         INCOME EQUAL TO THE        FOR THE 30-DAY
                          MARGINAL TAX RATE OF:        YIELD OF:              TAX-FREE YIELD OF:         PERIOD ENDED
                          ---------------------        --------------         --------------------       --------------
Municipal Bond            39.6%                        3.40%                  2.80%                      8/31/02
Fund - Common
Class

Municipal Bond            39.6%                        3.18%                  2.58%                      8/31/02
Fund - Class A



          If the Fund's fees or expenses are being waived or reimbursed by CSAM, the Fund may also advertise performance information before and after the effect of the fee waiver or expenses reimbursement.

TAX EQUIVALENT YIELDS
2002



    TAXABLE INCOME           EFFECTIVE        TAXABLE INCOME         EFFECTIVE FEDERAL
        SINGLE             FEDERAL RATE            JOINT                   RATE
    --------------         ------------       --------------         -----------------
    $27,950-67,700            27.00%          $46,701-$112,850            27.00%

    67,701-141,250            30.00%         $112,851-$171,950            30.00%

   141,251-307,050            35.00%         $171,951-$307,050            35.00%

      Over 307,050            39.60%             Over $307,050            38.60%



        IF YOUR COMBINED FEDERAL AND STATE EFFECTIVE TAX RATE IN 2002 IS:



                    30.87%     33.71%     38.45%      41.85%



TO MATCH THESE
TAX-FREE YIELDS:    YOUR TAXABLE INVESTMENT WOULD HAVE TO EARN THE FOLLOWING YIELD:
          2.00%          2.89%           3.02%             3.25%          3.44%

                                       89

          3.00%          4.34%           4.53%             4.87%          5.16%
          4.00%          5.79%           6.03%             6.50%          6.88%
          5.00%          7.23%           7.54%             8.12%          8.60%
          6.00%          8.68%           9.05%             9.75%         10.32%
          7.00%         10.13%          10.56%            11.37%         12.04%
          8.00%         11.57%          12.07%            13.06%         13.76%
          9.00%         13.02%          13.58%            14.62%         15.48%



          Please note:

1)   This chart does not take into consideration any local or city tax rates.

2) The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3) The combined effective tax rate reflects a deduction for state income taxes on the federal return.

          AFTER-TAX RETURN

          From time to time the Funds may include after-tax performance information in advertisements. To the extent the Funds include such information, it will be computed according to the following formulas:

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

                           P(1 + T)TO THE POWER OF n = ATV(D)

Where: P      =  a hypothetical initial payment of $1,000.

       T      =  average annual total return (after taxes on distributions).

       n      =  number of years.

       ATV(D) = ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

          The average annual total returns (after taxes on distributions) for each Fund's Common shares for the periods ended August 31, 2002 were as follows:



       FUND          1 YEAR         3 YEAR        5 YEAR       10 YEAR          SINCE INCEPTION
------------------------------------------------------------------------------------------------------
Global Technology    -34.73%        -21.57%        5.12%         N/A          7.07%       12/4/96

                                       90

Municipal Bond         4.64%          6.95%        5.37%         N/A          4.97%       10/30/98

Select Equity        -20.26%        -11.21%         N/A          N/A         -3.19%       10/30/98



AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTION AND REDEMPTIONS)

                         P(1 + T)TO THE POWER OF n = ATV(DR)

Where: P    =  a hypothetical initial payment of $1,000.

       T    =  average annual total return (after taxes on distributions and redemption).

       n    =  number of years.

       ATV(DR)= ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year (or fractional portion thereof), after taxes on fund distributions and redemption.

          The average annual total returns (after taxes on distributions and redemptions of Fund shares) for each Fund's Common shares for the periods ended August 31, 2002 were as follows:



       FUND          1 YEAR       3 YEAR      5 YEAR     10 YEAR        SINCE INCEPTION
--------------------------------------------------------------------------------------------
Global Technology    -21.32%      -15.77%      5.26%       N/A        6.80%        12/4/96

Municipal Bond         5.46%        6.64%      5.32%       N/A        5.01%       10/30/98

Select Equity        -12.37%       -6.83%       N/A        N/A       -0.84%       10/30/98



          The performance of each Fund's shares will vary from time to time depending upon market conditions, the composition of that Fund's portfolio and operating expenses allocable to it. As described above, total return and yield are based on historical earnings and are not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, each Fund's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Any fees charged by financial representatives directly to their customers in connection with investments in Fund shares are not reflected in the Fund's performance figures and such fees, if charged, will reduce the actual return received by customers on their investments.

          In addition, reference may be made in advertising a class of Fund shares to opinions of Wall Street economists and analysts regarding economic cycle and their effects historically on the performance of small companies, both as a class and relative to other investments. A Fund may also discuss its beta, or volatility relative to the market, and make reference to its relative performance in various market cycles in the United States.

          Each Fund may compare its performance with (i) that of other mutual funds with similar investment objectives and policies, which may be based on the rankings prepared by Lipper or similar investment services that monitor the performance of mutual funds; (ii) the MSCI All Country World Free Growth Index (for Global Technology Fund), Standard & Poor's 500 Index (for Select Equity
Fund) and Lehman Brothers Municipal Bond Index (for Municipal Bond Fund); or
(iii) other appropriate indexes of investment securities or with data developed by CSAM derived from such indexes. Each Fund may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications such as BARRON'S, BUSINESS WEEK, FINANCIAL TIMES, FORBES, FORTUNE, INC. INSTITUTIONAL INVESTOR, INVESTOR'S BUSINESS DAILY, MONEY, MORNINGSTAR, MUTUAL FUND MAGAZINE, SMARTMONEY, THE WALL STREET JOURNAL and WORTH. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time period. In addition, the Fund may from time to time compare the expense ratio of each class of its shares to those of investment companies with similar objectives and policies, based on data generated by Lipper or similar investment services that monitor mutual funds.

          In reports or other communications to investors or in advertising, the Funds may also describe the general biography or work experience of their portfolio managers describing approaches taken in managing the Funds' investments, research methodology underlying stock selection or the Fund's investment objectives. In addition, each Fund and its portfolio managers may render periodic updates of Fund activity, which may include a discussion of significant portfolio holdings; analysis of holdings by industry, country, credit quality and other characteristics; and comparison and analysis of the Fund with respect to relevant market industry benchmarks. The Funds may also discuss measures of risk, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities.


                       INDEPENDENT ACCOUNTANTS AND COUNSEL

          PricewaterhouseCoopers LLP ("PwC"), with principal offices at Two Commerce Square, 2100 Market Street, Philadelphia, Pennsylvania 19103, serves as independent accountants for each Fund. The financial statements that are incorporated by reference in this Statement of Additional Information have been audited by PwC, and have been included herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.


          Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as counsel for each Fund and provides legal services from time to time for CSAM and CSAMSI.

                                  MISCELLANEOUS


          As of November 15, 2002, the names, address and percentage of ownership of each person that owns of record 5% or more of a class of each Fund's outstanding shares were as follows:



                                                                                                   PERCENT
                                                                                                 OWNED AS OF
                  FUND                                    NAME AND ADDRESS                    NOVEMBER 15, 2002
                  ----                                    ----------------                    -----------------
           GLOBAL TECHNOLOGY -              National Financial SVCS Corp.                           15.38%
              COMMON CLASS                  FBO Customers
                                            Church St. Station
                                            PO Box 3908
                                            New York, NY 10008-3908

                                            Charles Schwab & Co.                                    35.33%
                                            Special Custody Account for the Exclusive
                                            Benefit of Customers
                                            101 Montgomery St.
                                            San Francisco, CA 94104-4122

             MUNICIPAL BOND -               Charles Schwab & Co.                                     5.60%
              COMMON CLASS                  Special Custody Account for the Exclusive
                                            Benefit of Customers
                                            Attn: Mutual Funds
                                            101 Montgomery St.
                                            San Francisco, CA 94104-4122

                                            Howard T. Hallowell III                                 17.27%
                                            PO Box 18298
                                            Rochester, NY 14618-0298

                 CLASS A                    American Enterprise Investment SVCS                      5.31%
                                            FBO 211369571
                                            PO Box 9446
                                            Minneapolis, MN 55440-9446

                                            Merrill Lynch Pierce Fenner & Smith Inc.*               13.68%
                                            Building 1 Team A FL 2
                                            4800 Deer Lake Drive East
                                            Jacksonville, FL 32246-6486

                                            Donaldson Lufkin Jenrette*                              65.49%
                                            Securities Corporation Inc.
                                            PO Box 2052
                                            Jersey City, NJ 07303-2052

             SELECT EQUITY -
              COMMON CLASS
                                            Ocean View Memorial Foundation                           9.11%
                                            PO Box 1366
                                            Myrtle Beach, SC 29578-1366

                                       93

                                                                                                   PERCENT
                                                                                                 OWNED AS OF
                  FUND                                    NAME AND ADDRESS                    NOVEMBER 15, 2002
                  ----                                    ----------------                    -----------------
                                            Merrill Lynch Pierce Fenner & Smith Inc.*               15.97%
                                            Building 1 Team A FL 2
                                            4800 Deer Lake Drive East
                                            Jacksonville, FL 32246-6486

                                            Charles Schwab & Co.                                    16.93%
                                            Special Custody Account for the Exclusive
                                            Benefit of Customers
                                            Attn: Mutual Funds
                                            101 Montgomery St.
                                            San Francisco, CA 94104-4122

                 CLASS A                    American Enterprise Investment SVCS                      5.02%
                                            FBO 195099591
                                            PO Box 9446
                                            Minneapolis, MN 55440-9446

                                            Merrill Lynch Pierce Fenner & Smith Inc.*                5.73%
                                            Building 1 Team A FL 2
                                            4800 Deer Lake Drive East
                                            Jacksonville, FL 32246-6486

                                            American Enterprise Investment SVCS                     13.34%
                                            FBO 124831371
                                            PO Box 9446
                                            Minneapolis, MN 55440-9446

                                            Donaldson Lufkin Jenrette*                              34.86%
                                            Securities Corporation Inc.
                                            PO Box 2052
                                            Jersey City, NJ 07303-2052

                 CLASS B                    American Enterprise Investment SVCS                      5.28%
                                            FBO 215024971
                                            PO Box 9446
                                            Minneapolis, MN 55440-9446

                                            American Enterprise Investment SVCS                      5.44%
                                            FBO 215527651
                                            PO Box 9446
                                            Minneapolis, MN 55440-9446

                                            Merrill Lynch Pierce Fenner & Smith Inc.*                6.06%
                                            Building 1 Team A FL 2
                                            4800 Deer Lake Drive East
                                            Jacksonville, FL 32246-6486

                                            Donaldson Lufkin Jenrette*                              59.68%
                                            Securities Corporation Inc.
                                            PO Box 2052
                                            Jersey City, NJ 07303-2052

                                       94

                                                                                                   PERCENT
                                                                                                 OWNED AS OF
                  FUND                                    NAME AND ADDRESS                    NOVEMBER 15, 2002
                  ----                                    ----------------                    -----------------
                 CLASS C

                                            American Enterprise Investment SVCS                      5.19%
                                            FBO 163567841
                                            PO Box 9446
                                            Minneapolis, MN 55440-9446

                                            Merrill Lynch Pierce Fenner & Smith Inc.*                5.68%
                                            Building 1 Team A FL 2
                                            4800 Deer Lake Drive East
                                            Jacksonville, FL 32246-6486

                                            Donaldson Lufkin Jenrette*                              53.45%
                                            Securities Corporation Inc.
                                            PO Box 2052
                                            Jersey City, NJ 07303-2052



* The Fund does not believe that these entities are the beneficial owners of the shares held of record by them.


                              FINANCIAL STATEMENTS


          Each Fund's audited ANNUAL REPORT(S) for the classes of shares it makes available, which either accompanies this STATEMENT OF ADDITIONAL INFORMATION or has previously been provided to the investor to whom this STATEMENT OF ADDITIONAL INFORMATION is being sent, is incorporated herein by reference. Each Fund will furnish without charge a copy of the annual and semi-annual reports upon request by calling Credit Suisse Funds at 800-927-2874.


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                                   APPENDIX A

                             DESCRIPTION OF RATINGS

COMMERCIAL PAPER RATINGS

          Commercial paper rated A-1 by Standard and Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

          The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

CORPORATE BOND RATINGS

          The following summarizes the ratings used by S&P for corporate bonds:

          AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          BBB - This is the lowest investment grade. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

          BB, B and CCC - Debt rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and

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protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

          B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

          CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

          CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

          C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

          To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

          D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          The following summarizes the ratings used by Moody's for corporate bonds:

          Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While

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the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

          Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

          Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C - Bonds which are rated C comprise the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

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MUNICIPAL NOTE RATINGS

          A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

          "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

          "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

          "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

          "MIG-1"/"VMIG-1" - This designation denotes best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.

          "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          "MIG-4"/"VMIG-4" - This designation denotes adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

          "SG" - This designation denotes speculative quality and lack of margins of protection.

          Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

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